UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09025
New Covenant Funds
(Exact name of registrant as specified in charter)
200 East Twelfth Street
Jeffersonville, IN 47130
(Address of principal executive offices) (Zip code)
Patrick Turley
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006
(Name and address of agent for service)
202-261-3364
Registrant’s telephone number, including area code
Date of fiscal year end: June 30, 2011
Date of reporting period: June 30, 2011

Item 1.  Reports to Stockholders.

NEW COVENANT MUTUAL FUNDS

Funds with a Mission

ANNUAL REPORT JUNE 30, 2011

They are like trees planted by streams of water, which yield their fruit in its season, and their leaves do not wither. In all that they do, they prosper.
Psalm 1:3

Shareholder Letter	2

Portfolios of Investments	9

Statements of Assets and Liabilities	19

Statements of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	36

Supplemental Data	37

Trustees and Officers	41

to our shareholders

NEW COVENANT FUNDS
Letter to Shareholders

Dear Shareholders:

Though we lack a robust recovery in the U.S., we take comfort that many U.S. companies have strong balance sheets. Some are even flush with cash and prepared to take advantage of economic opportunities as they emerge. In this environment, we are optimistic about the opportunities our active management equity sub-advisers may find at the individual security level. As macroeconomic headlines affect asset prices, stock prices can become dislocated from the value of the underlying business. These value dislocations could create opportunities for equity analysts to acquire shares of quality companies at attractive valuations. We believe the current economic environment, though strained, is one where business analysts and securities analysts can be successful in security selection.

At this time, we continue to expect slow growth in the U.S. We also think investors are rightly worried about inflation, the common enemy of many financial assets. In late June, the Federal Reserve ended its quantitative easing program that provided support to many asset prices. However, as expected, the Federal Reserve announced its intention to keep short-term interest rates near zero and it continues to maintain an accommodative monetary policy that has yet to ignite a strong recovery. There is a risk that accommodative monetary policy and federal government spending may not spur meaningful growth. This is particularly problematic if price levels begin to rise notably. So far, signs of inflation are apparent but not fully embedded in the economy. For example, headline inflation, which includes food and energy prices, ticked higher but wage pressure remained low in a stubbornly unpleasant employment situation, where unemployment among those without high school diplomas exceeds 15%.

While much of the media attention is focused on discretionary federal spending, entitlement programs represent the biggest challenge to long-term U.S. budget health. Since 1965 U.S. gross domestic product has grown by a factor of 2.7, while entitlement expenses have grown by a factor of 11.1. Put another way, in 1970 the combination of Social Security, Medicare and Medicaid, made up 20% of total federal government tax revenues. Today that number is 50%. Together with an aging population, we have to expect these factors will have a depressive effect on economic growth and productivity growth over the coming decades. Inflation-adjusted investment returns are likely to fall, whether the U.S. attempts to inflate its way out of the debt overhang or tries to implement austerity measures.

Despite these headwinds, we continue to believe that New Covenant Growth Fund shareholders should benefit from our increased emphasis on active equity managers that are focused on identifying opportunities to invest in high-quality business franchises at attractive prices. The Fund continues to maintain a core/satellite structure that should provide diversification and help to prevent its results from deviating widely from the broad equity market. This core/satellite, manager-of-managers structure allows us to provide shareholders with a competitive fee structure. That said, we increased the Fund’s allocation to active equity sub-advisers from 48% to 57% during the last twelve months. We also replaced an enhanced index manager with an optimized index manager over the past year. We believe active managers may outperform over the course of a market cycle, but note there can be short-term deviations from the market as a whole due to the considerably different risk and return characteristics of our active managers relative to each other and relative to the S&P 500 Index.

Our international equities sub-adviser, Baillie Gifford Overseas Ltd., applies a vigorous growth-oriented approach to investment analysis. We believe the international allocation, 21% of the Growth Fund as of June 30, 2011 compared to 16% as of the same date one year prior, represents important diversification as well as potential for higher returns, as higher growth rates in developing economies could translate to higher earnings growth rates.

The Growth Fund does not invest in those companies involved in the military and tobacco industries that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) as brought forth by the Mission Responsibility Through Investment Committee Guidelines. The Growth Fund also does not invest in certain other companies that have derived revenues from alcohol, gambling, tobacco, or weapons industries.

In the New Covenant Income Fund, we are especially pleased with the high credit quality throughout the Fund’s portfolio. Both sub-advisers—Baird Advisors and Earnest Partners LLC—have implemented an investment approach centered on high-quality credits of relatively short to intermediate duration. Also, both sub-advisers are sensitive to the convexity of the portfolio. That is, they attempt to structure their portfolios in ways that protect their ability to reinvest capital more attractively if interest rates rise. Furthermore, Baird Advisors has structured the portfolio to potentially benefit from roll down, the added return that can be realized in steep yield curve environment as bonds approach maturity. Roll down may add meaningful additional income for conservative bond investors not willing to increase credit risk exposure.

We are also pleased to remind you of cost reductions in the New Covenant Funds enacted as of January 1, 2011. On January 1, 2011, One Compass Advisors (the “Adviser”), agreed to amend the fee schedule to the Investment Advisory Agreement so as to reduce the annual fee payable to the Adviser from 0.99% to 0.87% of the value of the New Covenant Growth Fund’s average daily net assets and from 0.75% to 0.65% of the value of the New Covenant Income Fund’s average daily net assets. The Adviser and the Board also agreed to terminate the expense limitation agreement with respect to the New Covenant Growth Fund, the New Covenant Income Fund, the New Covenant Balanced Growth Fund and the New Covenant Balanced Income Fund. In addition, the Funds no longer pay Shareholder Servicing Fees to affiliates of the Adviser. The Adviser contractually reduced its fee beginning on January 1, 2011.

to our shareholders

NEW COVENANT FUNDS
June 30, 2011

Each of the New Covenant Funds performed in line with its benchmark for the one-year period ending June 30, 2011, as illustrated below. Note the addition of a blended benchmark for the Growth Fund, which consists of the S&P 500 Index (80%) and the MSCI ACWI ex U.S. (20%), to take into account the Growth Fund’s recently increased allocation to equities of companies domiciled outside of the U.S.

International crises, stubbornly high domestic unemployment and a weak housing market dominated headlines in the second quarter. The U.S. national debt pushed against its legislative ceiling. However, for our fiscal year ending June 30, 2011, twelve month performance by major equity indices was strong thanks to gains logged in the second half of 2010. In the twelve months ended June 30, 2011, the Standard & Poor’s 500 Index (“S&P 500 Index”) rose 30.69%. International equities, as represented by the MSCI ACWI ex U.S. Index, rose 30.27%.

Average Annual Returns as of June 30, 2011 (%)

Please note that indices are unmanaged and an investment cannot be made directly in an index. Index results are not adjusted for fees or socially responsible investment (SRI) restrictions.

		1 Year	3 Year	5 Year	10 Year

NCGFX	New Covenant Growth Fund	30.54	1.53	1.82	2.29
	S&P 500 Index	30.69	3.34	2.94	2.72
	80% S&P 500 / 20% MSCI ACWI ex. US	30.64	2.77	3.25	3.80
NCICX	New Covenant Income Fund	4.00	2.65	2.99	3.72
	Barclays Capital Intermediate Aggregate Bond Index	3.99	6.27	6.39	5.52
NCBGX	New Covenant Balanced Growth Fund	19.99	2.29	2.52	3.14
	60% S&P 500 / 40% Barclays Capital Intermediate Aggregate Bond Index	19.59	5.04	4.71	4.18
NCBlX	New Covenant Balanced Income Fund	13.07	2.43	2.70	3.43
	35% S&P 500 / 65% Barclays Capital Intermediate Aggregate Bond Index	12.94	5.75	5.55	4.86

Per our prospectus supplement dated December 30, 2010, our Total Annual Fund Operating Expenses are 0.99% for the New Covenant Growth Fund, 0.77% for the New Covenant Income Fund, 1.05% for the New Covenant Balanced Growth Fund, and 0.98% for the New Covenant Balanced Income Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include changes in share price, and include reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain more current performance information, call 877-835-4531 or visit www.NewCovenantFunds.com.

New Covenant Growth Fund

The New Covenant Growth Fund gained 30.54% for the one-year period ending June 30, 2011. This performance was in line with the performance of its blended benchmark consisting of the S&P 500 Index (80%) and the MSCI All Country World Index ex U.S. (20%), which rose 30.64% for the same period. Despite uncertainty in the U.S. equity market, we continue to think equity valuations generally appear reasonable relative to bond yields and historic equity multiples. The Fund’s core portfolio managed by Brockhouse & Cooper International, Inc., represented approximately 43% of the Fund as of June 30, 2011.

Generally, the Fund’s active-management sub-advisers seek to invest in companies with strong balance sheets, consistent free cash flows, and disparity between quoted market prices and the sub-adviser’s view of the company’s intrinsic business value. As of June 30, 2011, allocations to the Fund’s actively managed satellite portfolios—all increased from six months ago—were as follows:

•	Sound Shore Management, Inc., which applies a value-focused approach to investments among large domestic companies, represented approximately 19% of the Fund.

•	Santa Barbara Asset Management, which applies a growth-focused approach to large domestic companies, managed approximately 13% of the Fund.

•	TimesSquare Capital Management, which focuses on mid-cap growth stocks, managed approximately 4% of the Fund.

•	Baillie Gifford Overseas Ltd., headquartered in Edinburgh, Scotland, which manages the international satellite allocation, represented approximately 21% of the Fund.

to our shareholders

NEW COVENANT FUNDS
June 30, 2011

New Covenant Income Fund

The New Covenant Income Fund performance was in line with its benchmark for the one-year period ending June 30, 2011, with a return of 4.00% for the Fund compared to 3.99% for the Barclays Capital Intermediate Aggregate Bond Index. The second half of 2010 was particularly challenging for bond investors, when renewed quantitative easing by the Federal Reserve caused long-term interest rates to unexpectedly rise. More recently, slight underperformance of the Income Fund relative to its benchmark can generally be attributed to a relative underweight allocation to Treasury securities and a relative overweight allocation to commercial mortgage-backed securities. The Fund remains positioned with an average duration slightly shorter than its intermediate duration benchmark. As of June 30, 2011, allocations to the two sub-advisers were as follows:

•	Baird Advisors, an investment management department operating within Robert W. Baird & Co., Inc., which manages a duration-neutral portfolio relative to the benchmark, managed approximately 52% of the Fund.

•	EARNEST Partners, which emphasizes securities that are backed by the full faith and credit of the U.S. Treasury or are issued by U.S. Government sponsored agencies but are not Treasury securities, managed approximately 48% of the Fund.

New Covenant Balanced Growth Fund and New Covenant Balanced Income Fund

Our balanced funds are each a mix of the New Covenant Growth Fund and the New Covenant Income Fund. For the one-year period ending June 30, 2011, the New Covenant Balanced Growth Fund returned 19.99%, whereas its benchmark of S&P 500 Index (60% weighting) blended with the Barclays Capital Intermediate Aggregate Bond Index (40% weighting) returned 19.59% for the same period. The New Covenant Balanced Income Fund returned 13.07% during this period. For this Fund, the benchmark is a blend of 35% for the S&P 500 and 65% for the same Barclays index, which returned 12.94% for the same period.

At present the Balanced Growth Fund’s target allocation is 62.5% for the New Covenant Growth Fund and 37.5% for the New Covenant Income Fund. The Balanced Income Fund’s target allocation is 37.5% for the New Covenant Growth Fund and 62.5% for the New Covenant Income Fund. These target allocations offer shareholders a modest overweighted equity allocation relative to the Funds’ benchmarks.

Conclusion

The past twelve months have seen important developments for the New Covenant Funds. We are pleased with the allocations and competitive fee structure in each fund. We believe the increased emphasis on active management in the New Covenant Growth Fund should help generate outperformance relative to the Fund’s benchmarks over the long term. With respect to the New Covenant Income Fund, we are especially pleased with the very high credit quality throughout the Fund’s portfolio. We are optimistic that the U.S. can maintain slow growth even as it begins to deal with the overhang of entitlement obligations and outsized federal debt. We are continuing our efforts to position the New Covenant Funds to fulfill their socially responsible investment mandate while seeking competitive investment results over full market cycles. And as always, thank you for trusting us with your capital.

Sincerely,

Paul H. Stropkay, CFA
Senior Vice President &
Chief Investment Officer
One Compass Advisors

Past performance is not a guarantee of future results.

Opinions expressed are those of the Advisor and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

The MSCI ACWI (All Country World Index) ex. U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Blended 80% S&P 500 Index/ 20% MSCI ACWI ex to our shareholders

NEW COVENANT FUNDS
June 30, 2011

US is a composite index composed of 80% S&P 500 Index and 20% MSCI ACWI ex US. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

The Barclays Capital Intermediate Aggregate Bond index is representative of intermediate investment grade government and corporate debt securities with maturities of 10 years or less. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

The Blended 60% S&P 500 Index/ 40% Barclays Capital Intermediate Aggregate Bond Index is a composite index composed of 60% S&P 500 Index and 40% Barclays Capital Intermediate Aggregate Bond Index. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Free cash flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business and share repurchases.

Portfolio composition is subject to change.

Diversification does not assure a profit or protect against loss in a declining market.

The New Covenant Funds are advised by One Compass Advisors, a subsidiary of the Presbyterian Church (U.S.A.) Foundation. The New Covenant Funds are distributed by Quasar Distributors, LLC.

Mutual fund investing involves risk. Principal loss is possible. The Growth Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The Growth Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Growth Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. A Fund may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles in their investing.

Must be preceded or accompanied by a prospectus

to our shareholders

NEW COVENANT FUNDS
June 30, 2011

Portfolio Allocation as of 6/30/2011

GROWTH FUND:

Percentage of
Security Allocation	Market Value

Information Technology	18.2%
Financials	15.0%
Energy	11.4%
Industrials	11.1%
Health Care	10.6%
Consumer Discretionary	10.1%
Consumer Staples	8.3%
Materials	6.3%
Utilities	3.2%
Cash Equivalents	2.1%
Telecommunication Services	2.0%
Investments Held As Collateral For Loaned Securities	1.7%

Total	100.0%

INCOME FUND:

Percentage of
Security Allocation	Market Value

U.S. Government Agency Mortgage Backed Securities	45.7%
Corporate Bonds	23.2%
Non-Government Agency Mortgage Backed Securities	10.3%
U.S. Treasury Obligations	9.5%
Asset Backed Securities	6.1%
Cash Equivalents	3.2%
Other	0.8%
Municipal Bonds	0.8%
Investments Held As Collateral For Loaned Securities	0.4%

Total	100.0%

BALANCED GROWTH FUND:

Percentage of
Security Allocation	Market Value

New Covenant Growth Fund	62.5%
New Covenant Income Fund	36.2%
Cash Equivalents	1.3%

Total	100.0%

BALANCED INCOME FUND:

Percentage of
Security Allocation	Market Value

New Covenant Income Fund	60.1%
New Covenant Growth Fund	38.5%
Cash Equivalents	1.4%

Total	100.0%

to our shareholders

 Hypothetical Illustration of a $10,000 Investment

As of June 30, 2011
New Covenant Growth Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Growth Fund	30.54%	1.53%	1.82%	2.29%
S&P 500 Index	30.69%	3.34%	2.94%	2.72%
Blended S&P 500 Index/
MSCI ACWI ex. US	30.64%	2.77%	3.25%	3.80%

The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

The Blended S&P 500 Index/MSCI ACWI ex. US is a composite index composed of 80% S&P 500 Index and 20% MSCI ACWI ex. US. The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large capitalization stocks representing all major industries. The MSCI ACWI ex. US is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. These indices are unmanaged and do not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

As of June 30, 2011
New Covenant Income Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Income Fund	4.00%	2.65%	2.99%	3.72%
Barclays Capital Intermediate Aggregate Bond Index	3.99%	6.27%	6.39%	5.52%

The Barclays Capital Intermediate Aggregate Bond index is representative of Intermediate investment grade government and corporate debt securities with maturities of 10 years or less. Investors cannot invest directly in an index. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.

The growth charts above illustrate a hypothetical investment in the Funds versus the appropriate indices and represent the reinvestment of dividends and capital gains. The performance of the Funds does not reflect any sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

[1]	Returns shown assume reinvestment of all dividends and distributions.

to our shareholders

 Hypothetical Illustration of a $10,000 Investment

As of June 30, 2011
New Covenant Balanced Growth Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Balanced Growth Fund	19.99%	2.29%	2.52%	3.14%
Blended S&P 500 Index/Barclays Capital Intermediate Aggregate Bond Index	19.59%	5.04%	4.71%	4.18%

The Blended S&P 500 Index/Barclays Capital Intermediate Aggregate Bond Index is a composite index composed of 60% S&P 500 Index and 40% Barclays Capital Intermediate Aggregate Bond Index. The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large capitalization stocks representing all major industries. The Barclays Capital Intermediate Aggregate Bond Index is representative of intermediate investment grade government and corporate debt securities with maturities of 10 years of less. These indices are unmanaged and do not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

As of June 30, 2011
New Covenant Balanced Income Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Balanced Income Fund	13.07%	2.43%	2.70%	3.43%
Blended S&P 500 Index/Barclays Capital Intermediate Aggregate Bond Index	12.94%	5.75%	5.55%	4.86%

The Blended S&P 500 Index/Barclays Capital Intermediate Aggregate Bond Index is a composite index composed of 35% S&P 500 Index and 65% Barclays Capital Intermediate Aggregate Bond Index. The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large capitalization stocks representing all major industries. The Barclays Capital Intermediate Aggregate Bond Index is representative of intermediate investment grade government and corporate debt securities with maturities of 10 years of less. These indices are unmanaged and do not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.

The growth charts above illustrate a hypothetical investment in the Funds versus the appropriate index and represent the reinvestment of dividends and capital gains. The performance of the Funds does not reflect any sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

[1]	Returns shown assume reinvestment of all dividends and distributions.

schedule of investments

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2011

Shares		Value

COMMON STOCKS 96.92%
	Automotive 1.59%
144,866	Ford Motor Co.(a)	$1,997,702
151,640	General Motors Co.(a)	4,603,790
3,777	Hyundai Mobis	1,415,071
80,415	Johnson Controls, Inc.	3,350,089
2,164	TRW Automotive Holdings Corp.(a)	127,741

		11,494,393

	Banks 4.88%
53,628	Banco Santander SA	619,275
670,605	Bank of America Corp.	7,349,831
25,244	Bank of New York Mellon Corp.	646,751
15,228	BB&T Corp.	408,720
917	Capital One Financial Corp.	47,381
14,075	Credicorp Ltd.(a)	1,211,858
157,000	DBS Group Holdings Ltd.	1,873,826
10,967	Fifth Third Bancorp	139,829
99,700	Hang Seng Bank Ltd.	1,592,545
110,492	JPMorgan Chase & Co.	4,523,542
3,874	KeyCorp	32,270
19,158	Marshall & Ilsley Corp.	152,689
13,741	PNC Financial Services Group, Inc.	819,101
37,066	Regions Financial Corp.	229,809
81,348	State Street Corp.	3,667,981
10,500	SunTrust Banks, Inc.	270,900
97,186	Svenska Handelsbanken AB	2,997,690
168,552	United Overseas Bank Ltd.(a)	2,700,565
210,129	Wells Fargo & Co.	5,896,220

		35,180,783

	Biotechnology 0.04%
6,300	Dendreon Corp.(a)	248,472

	Chemicals 2.44%
1,874	Air Products & Chemicals, Inc.	179,117
5,400	Airgas, Inc.	378,216
12,784	Cabot Corp.	509,698
19,080	Celgene Corp.(a)	1,150,906
48,843	The Dow Chem Co.	1,758,348
5,708	Eastman Chemical Co.	582,615
46,300	Ecolab, Inc.	2,610,394
23,254	EI du Pont de Nemours & Co.	1,256,879
72,300	LyondellBasell Industries NV	2,784,996
34,786	Monsanto Co.	2,523,376
35,553	Praxair, Inc.	3,853,590

		17,588,135

	Commercial Services 3.36%
6,700	Alliance Data Systems Corp.(a)(L)	630,269
339,994	Brambles Ltd.	2,632,842
124,879	The Capita Group PLC	1,434,043
51,211	Discover Financial Services	1,369,894
57,581	Edenred	1,756,873
148,403	Experian PLC	1,889,961
5,800	Global Payments, Inc.(L)	295,800
4,200	IHS, Inc.(a)	350,364
5,724	International Paper Co.	170,690
5,000	Manpower, Inc.	268,250
138	Mastercard, Inc.	41,585
7,600	Nielsen Holdings NV(a)	236,816
488	priceline.com, Inc.(a)	249,822
47,388	Ritchie Bros. Auctioneers, Inc.(a)(L)	1,305,019
28,600	Robert Half International, Inc.	773,058
57,643	RR Donnelley & Sons Co.	1,130,379
8,322	Towers Watson & Co.	546,838
73,358	Visa, Inc.	6,181,145
141,431	Western Union Co.	2,832,863
13,950	Xerox Corp.	145,219

		24,241,730

	Computer Services & Software 7.03%
5,802	Adobe Systems, Inc.(a)	182,473
20,800	Amdocs Ltd.(a)	632,112
18,119	Apple, Inc.(a)	6,082,005
8,000	Autodesk, Inc.(a)	308,800
6,284	Automatic Data Processing, Inc.	331,041
60,655	BMC Software, Inc.(a)	3,317,828
39,400	Check Point Software Technolgoies Ltd.(a)(L)	2,239,890
173,420	Cisco Systems, Inc.	2,707,086
291	Citrix System, Inc.(a)	23,280
96,228	Dell, Inc.(a)	1,604,121
119,788	EMC Corp.(a)	3,300,159
64,469	Hewlett Packard Co.	2,346,672
24,815	International Business Machinces Corp.	4,257,013
27,100	Intuit, Inc.(a)	1,405,406
11,790	Lexmark International, Inc.(a)	344,975
16,800	MercadoLibre, Inc.	1,332,912
4,500	MICROS System, Inc.(a)	223,695
423,648	Microsoft Corp.	11,014,848
18,491	NetApp, Inc.(a)	975,955
131,538	Oracle Corp.	4,328,916
23,828	Red Hat, Inc.(a)	1,093,705
314,228	The Sage Group PLC	1,456,987
2,802	Salesforce.com, Inc.(a)	417,442
1,343	SanDisk Corp.(a)	55,735
4,100	Solera Holdings, Inc.	242,556
4,400	Teradata Corp.(a)	264,880
8,700	Tibco Software, Inc.(a)	252,474

		50,742,966

	Construction & Building Materials 0.77%
66,123	CRH PLC	1,464,222
24,093	EMCOR Group, Inc.(a)	706,166
162,373	James Hardie Industries SE - ADR(a)	1,020,535
24,933	Lafarge SA(L)	1,588,910
10,900	Pool Corp.	324,929
9,700	URS Corp.(a)	433,978

		5,538,740

	Consumer Products 2.35%
5,566	Colgate Palmolive Co.	486,524
12,000	Deckers Outdoor Corp.(a)	1,057,680
4,016	The Estee Lauder Cos., Inc.	422,443
47,100	Herbalife Ltd.	2,714,844
19,590	Inditex SA	1,785,196
20,141	Kimberly-Clark Corp.	1,340,585
29,016	NIKE, Inc., Class B	2,610,860
44,752	Nu Skin Enterprises, Inc., Class A	1,680,438
76,860	Procter & Gamble Co.	4,885,990

		16,984,560

	Diversified Operations 1.53%
22,504	3M Co.	2,134,504
17,534	Cooper Industries PLC	1,046,254
332,980	General Electric Co.	6,280,003
82,800	Mitsui & Co. Ltd.	1,423,455
7,476	Textron, Inc.	176,508

		11,060,724

	Electric Utilities 0.39%
9,178	Dominion Resources, Inc.	443,022
41,533	Northeast Utilities	1,460,716
1,099	Progress Energy, Inc.	52,763
21,604	Southern Co.	872,369

		2,828,870

	Electronics 3.01%
30,094	AMETEK, Inc.	1,351,221
35,560	Emerson Electric Co.	2,000,250
472,300	Flextronics International Ltd.(a)	3,032,166
38,400	FLIR Systems, Inc.	1,294,464
182,908	Hon Hai Precision Industry Co., Ltd. - ADR	1,254,471
32,250	Hon Hai Precision - GDR	220,267
249,433	Premier Farnell PLC	996,819

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2011

Shares		Value

COMMON STOCKS (cont.)
	Electronics (cont.)
3,614	Samsung Electronics Co., Ltd.	$2,796,014
236,496	Taiwan Semiconductor - ADR	2,982,215
167,548	Texas Instruments, Inc.	5,500,601
6,700	Trimble Navigation Ltd.(a)	265,588

		21,694,076

	Energy 3.99%
287,100	AES Corp.(a)	3,657,654
61,972	Aker Solutions	1,240,554
6,600	Cameron International Corp.(a)	331,914
375,500	China Shenhua Energy Co., Ltd.	1,790,232
2,700	Core Laboratories NV(L)	301,158
49,300	Diamond Offshore Drilling, Inc.(L)	3,471,213
26,997	Duke Energy Corp.	508,353
131,800	El Paso Corp.	2,662,360
14,418	Entergy Corp.	984,461
116,611	Exelon Corp.	4,995,615
21,803	Halliburton Co.	1,111,953
22,656	National-Oilwell Varco, Inc.	1,771,926
29,063	NextEra Energy, Inc.	1,669,960
40,964	PG&E Corp.	1,721,717
13,134	Spectra Energy Corp.	360,003
90,329	Xcel Energy, Inc.	2,194,995

		28,774,068

	Financial Services 5.74%
29,078	American Express Co.	1,503,333
11,229	Ameriprise Financial, Inc.	647,689
246,460	BM&F Bovespa SA	1,629,749
205,158	The Charles Schwab Corp.	3,374,849
199,228	Citigroup, Inc.(a)	8,295,854
87,900	Credit Suisse Group - ADR	3,429,858
30,702	Deutsche Boerse AG	2,332,992
3,317	Franklin Resources, Inc.	435,489
6,933	Goldman Sachs Group, Inc.	922,713
16,577	Groupe Bruxelles Lambert SA	1,474,328
84,885	Hargreaves Lansdow	827,638
133,000	Hong Kong Exchanges & Clearing Ltd.(L)	2,787,604
348,225	Infrastructure Development Finance Co., Ltd.(a)	1,022,026
3,807	IntercontinentalExchange, Inc.(a)	474,771
228,148	Invesco Ltd.	5,338,663
8,100	Lazard Ltd.	300,510
39,722	Morgan Stanley	914,003
12,200	NASDAQ OMX Group, Inc.(a)	308,660
2,280	Northern Trust Corp.	104,789
1,166	Paychex, Inc.	35,819
9,900	SEI Investments Co.	222,849
45,896	SLM Corp.(a)	771,512
31,886	T Rowe Price Group, Inc.	1,924,001
90,829	U.S. Bancorp	2,317,048
277	Zions Bancorporation	6,651

		41,403,398

	Food & Beverages 4.53%
6,175	Archer Daniels Midland Co.	186,176
45,113	BIM Birlesik Magazalar A/S	1,466,242
23,400	Bunge Ltd.(L)	1,613,430
73,070	Coca-Cola Co.	4,916,880
27,799	Dr. Pepper Snapple Group, Inc.	1,165,612
34,176	General Mills, Inc.	1,272,031
6,861	Hansen Natural Corp.(a)	555,398
5,100	Hershey Co.	289,935
45,307	Kraft Foods, Inc.	1,596,166
22,625	Kroger Co.	561,100
39,400	Magnit OJSC - ADR(a)	1,236,766
77,738	Nestle SA	4,831,175
80,541	PepsiCo, Inc.	5,672,503
18,448	Safeway, Inc.	431,130
15,625	Starbucks Corp.	617,031
64,841	Sysco Corp.	2,021,742
1,087,000	Want Want China Holdings Ltd.	1,054,634
48,701	Woolworths Ltd.	1,449,497
45,157	X5 Retail Group NV - ADR(a)	1,765,639

		32,703,087

	Health Care Services 2.13%
28,831	Aetna, Inc.	1,271,159
34,831	Bristol Myers Squibb Co.	1,008,706
26,224	Cie Generale d’Optique Essilor International SA	2,126,959
13,800	DaVita, Inc.(a)	1,195,218
39,734	Express Scripts, Inc., Class A(a)	2,144,841
28,300	Health Management Associates, Inc.(a)	305,074
7,000	Lincare Holdings, Inc.	204,890
8,862	McKesson Corp.	741,306
4,630	Medco Health Solutions, Inc.(a)	261,688
20,813	Stryker Corp.(L)	1,221,515
41,448	UnitedHealth Group, Inc.	2,137,888
22,000	Varian Medical Systems, Inc.(a)	1,540,440
14,907	WellPoint, Inc.	1,174,224

		15,333,908

	Hotels Restaurants & Leisure 0.39%
21,042	Carnival Corp.	791,810
6,212	Marriott International, Inc.	220,464
2,022	Starwood Hotels & Resorts Worldwide, Inc.	113,313
43,423	The Walt Disney Company	1,695,234

		2,820,821

	Household Durables 0.44%
2,900	Mohawk Industries, Inc.(a)	173,971
49,762	Newell Rubbermaid, Inc.	785,244
8,830	Pulte Group, Inc.(a)	67,638
4,200	Stanley Black & Decker, Inc.	302,610
1,879	Whirlpool Corp.	152,800
51,992	Wolseley PLC	1,695,600

		3,177,863

	Insurance 3.45%
7,600	AFLAC, Inc.	354,768
5,630	Allied World Assurance Co. Holdings Ltd.	324,175
147,061	The Allstate Corp.	4,489,772
1,451	American International Group, Inc.(a)	42,543
289,563	Amlin PLC	1,887,293
11,400	Assured Guaranty Ltd.	185,934
9,900	Axis Capital Holdings Ltd.	306,504
47,181	Berkshire Hathaway, Inc.(a)	3,651,338
5,364	Fairfax Financial Holdings Ltd.(a)	2,146,824
35,610	Genworth Financial, Inc.(a)	366,071
27,149	Hartford Financial Services Group, Inc.	715,919
4,522	Marsh & McLennan Cos., Inc.	141,041
118,411	Metlife, Inc.	5,194,691
5,434	Prudential Financial, Inc.	345,548
9,900	RenaissanceRe Holdings Ltd.	692,505
41,655	Sampo OYJ	1,345,249
10,571	Transatlantic Holdings, Inc.	518,085
17,438	The Travelers Cos., Inc.	1,018,030
45,859	Unum Group	1,168,487

		24,894,777

	Internet 3.21%
35,400	Akamai Technologies, Inc.(a)	1,114,038
9,346	Amazon.com Inc.(a)	1,911,164
17,768	Baidu, Inc. - ADR(a)	2,489,830
171,435	eBay, Inc.(a)	5,532,207
8,014	Google, Inc.(a)	4,058,129
407	NetFlix, Inc.(a)	106,915
2,105	Rakuten, Inc.	2,172,853
221,741	Symantec Corp.(a)	4,372,732
36,706	VeriSign, Inc.	1,228,183
13,542	Yahoo, Inc.(a)	203,672

		23,189,723

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2011

Shares		Value

COMMON STOCKS (cont.)
	Leisure Equipment & Products 0.27%
6,600	Hasbro, Inc.	$289,938
60,661	Mattel, Inc.	1,667,571

		1,957,509

	Machinery & Equipment 1.74%
198,764	Atlas Copco AB	4,679,055
18,930	Caterpillar, Inc.	2,015,288
7,158	Deere & Co.	590,177
6,488	Joy Global, Inc.	617,917
44,518	Kone OYJ	2,797,304
9,800	SMC Corp.	1,757,804
1,300	WABCO Holdings, Inc.(a)	89,778

		12,547,323

	Manufacturing 2.60%
22,200	Altera Corp.	1,028,970
40,061	Analog Devices, Inc.	1,567,987
6,500	Church & Dwight Co., Inc.	263,510
34,214	Danaher Corp.	1,813,000
31,400	Donaldson, Inc.	1,905,352
15,796	Dover Corp.	1,070,969
12,794	GrafTech International Ltd.(a)	259,334
24,305	Honeywell International, Inc.	1,448,335
36,393	Illinois Tool Works, Inc.	2,055,841
2,287	ITT Industries, Inc.	134,773
157,338	Owens-Illinois, Inc.(a)	4,060,894
14,244	Parker Hannifin Corp.	1,278,256
571	Precision Castparts Corp.	94,015
7,300	Skyworks Solutions, Inc.(a)	167,754
4,500	SPX Corp.	371,970
13,200	Waters Corp.(a)	1,263,768

		18,784,728

	Media 3.27%
52,232	CBS Corp.	1,488,090
262,113	Comcast Corp., Class A	6,641,944
2,649	DIRECTV(a)	134,622
14,900	Discovery Communications, Inc., Class C(a)	544,595
46,200	Discovery Communications, Inc.(a)	1,892,352
26,173	Gannett, Inc.	374,797
53,298	Naspers Ltd.	3,010,614
11,800	National CineMedia, Inc.	199,538
63,646	News Corp.	1,126,534
11,979	Time Warner Cable, Inc.	934,841
164,224	Time Warner, Inc.	5,972,827
6,102	Viacom, Inc.	311,202
32,000	Virgin Media, Inc.	957,760

		23,589,716

	Medical 3.86%
29,683	Allergan, Inc.	2,471,110
32,196	Amgen, Inc.(a)	1,878,636
57,765	Baxter Inernational, Inc.	3,447,993
22,500	Becton Dickinson & Co.	1,938,825
37,557	Boston Scientific Corp.(a)	259,519
20,400	C.R. Bard, Inc.	2,241,144
16,642	Cochlear Ltd.	1,285,152
16,558	Covidien PLC	881,382
14,700	Hologic, Inc.(a)	296,499
79,865	Johnson & Johnson, Inc.	5,312,620
29,006	Medtronic, Inc.	1,117,601
10,948	Novozymes A/S	1,781,599
61,500	Olympus Corp.	2,063,369
23,187	St. Jude Medical, Inc.	1,105,556
27,433	Thermo Fisher Scientific, Inc.(a)	1,766,411

		27,847,416

	Metals & Mining 2.33%
162	Alcoa, Inc.	2,569
90,650	Antofagasta PLC	2,028,121
51,018	BHP Billiton PLC	2,007,738
98,937	Eldorado Gold Corp.(a)	1,459,768
29,622	Freeport-McMoRan Copper & Gold, Inc., Class B	1,567,004
66,453	IAMGOLD Corp.(a)	1,249,891
76,433	Newmont Mining Corp.	4,125,089
17,410	Peabody Energy Corp.	1,025,623
44,521	Rio Tinto PLC	3,208,653
1,350	Walter Energy, Inc.	156,330

		16,830,786

	Oil & Gas 10.27%
17,938	Anadarko Petroleum Corp.	1,376,921
8,838	Apache Corp.	1,090,521
22,966	Baker Hughes, Inc.	1,666,413
75,125	BG Group PLC	1,704,893
17,628	Cabot Oil & Gas Corp.	1,168,913
27,711	Cenovus Energy, Inc.(a)	1,045,861
56,030	Chevron Texaco Corp.	5,762,125
3,000	Cimarex Energy Co.	269,760
3,100	Concho Resources, Inc.(a)	284,735
38,420	ConocoPhillips	2,888,800
15,700	Continental Resources, Inc.(a)(L)	1,019,087
11,900	Denbury Resources, Inc.(a)	238,000
5,290	Devon Energy Corp.	416,905
19,759	Dresser-Rand Group, Inc.(a)	1,062,046
11,592	EOG Resources, Inc.	1,211,944
52,300	EQT Corp.	2,746,796
140,167	Exxon Mobil Corp.	11,406,790
48,565	Galp Energia SGPS SA(L)	1,158,523
15,349	Hess Corp.	1,147,491
225	Inpex Corp.	1,654,556
1,328,000	Kunlun Energy Co., Ltd.	2,283,388
73,907	Marathon Oil Corp.(L)	3,893,421
55,358	Occidental Petroleum Corp.	5,759,446
136,955	OGX Petroleo e Gas Participacoes SA(a)	1,276,837
60,740	Petroleo Brasileiro SA - ADR	2,056,656
73,905	Schlumberger Ltd.	6,385,392
56,799	Seadrill Ltd.	1,999,227
85,500	Sunoco, Inc.	3,566,205
101,135	Tullow Oil PLC	2,012,734
61,326	UGI Corp.	1,955,686
17,792	Ultra Petroleum Corp.(a)	814,873
97,273	Valero Energy Corp.	2,487,271
5,200	Whiting Petroleum Corp.(a)	295,932
402	The Williams Cos., Inc.	12,160

		74,120,308

	Pharmaceuticals 4.64%
125,322	Abbott Laboratories	6,594,444
2,106	CF Industries Holdings, Inc.	298,357
47,500	Chugai Pharmaceutical Co., Ltd.(L)	776,473
47,035	Eli Lilly & Co.	1,765,223
28,679	Forest Laboratories, Inc.(a)	1,128,232
73,163	Gilead Sciences, Inc.(a)	3,029,680
100,482	Merck & Co., Inc.	3,546,010
1,700	Mettler-Toledo International, Inc.(a)	286,739
49,400	Novartis AG - ADR	3,018,834
418,898	Pfizer, Inc.	8,629,299
10,026	Roche Holdings AG	1,677,857
5,900	Shire Pharmaceuticals PLC - ADR	555,839
32,600	Teva Pharmaceutical Industries Ltd. - ADR	1,571,972
9,171	Watson Pharmaceuticals, Inc.(a)	630,323

		33,509,282

	Real Estate 0.83%
596	Apartment Investment & Management Co.	15,216
629	Boston Properties, Inc.	66,775
90,000	Cheung Kong Holdings Ltd.	1,316,165
5,080	Equity Residential	304,800
37,951	Forest City Enterprises, Inc.(a)	708,545
4,461	HCP, Inc.	163,674

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2011

Shares		Value

COMMON STOCKS (cont.)
	Real Estate (cont.)
12,546	Host Hotels & Resorts, Inc.	$212,655
2,780	Plum Creek Timber Co, Inc.(L)	112,701
6,138	Prologis, Inc.	219,986
17,779	PS Business Parks, Inc.	979,623
2,955	Public Storage	336,899
8,429	Simon Property Group Inc.	979,703
2,359	Vornado Reality Trust	219,811
15,878	Weyerhaeuser Co.	347,093

		5,983,646

	Restaurant 0.73%
59,340	McDonald’s Corp.	5,003,549
4,231	Yum Brands, Inc.	233,720

		5,237,269

	Retail 4.68%
6,710	Abercrombie & Fitch Co., Class A	449,033
9,693	Big Lots, Inc.(a)	321,323
26,427	CFAO SA	1,145,101
6,100	Coach, Inc.	389,973
28,000	Costco Wholesale Corp.	2,274,720
151,624	CVS Caremark Corp.	5,698,030
10,500	Fast Retailing Co.	1,691,634
50,933	Gap, Inc.	921,887
48,730	Home Depot, Inc.	1,765,001
18,929	Kohl’s Corp.	946,639
47,000	Lowe’s Cos., Inc.	1,095,570
49,490	Massmart Holdings(a)(L)	1,023,204
16,011	Nordstrom, Inc.	751,556
5,000	O’Reilly Automotive Inc.(a)	327,550
23,935	Ross Stores, Inc.	1,917,672
11,060	The Sherwin-Williams Co.	927,602
8,574	Staples, Inc.	135,469
27,137	Target Corp.	1,272,997
6,801	Tempur Pedic International, Inc.(a)	461,244
4,300	Tiffany & Co.	337,636
25,712	TJX Cos., Inc.	1,350,652
15,353	Urban Outfitters, Inc.(a)	432,187
128,345	Wal Mart Stores, Inc.	6,820,253
23,338	Walgreen Co.	990,932
5,168	Whole Foods Market, Inc.	327,910

		33,775,775

	Schools 0.01%
1,400	Devry, Inc.	82,782

	Semiconductor Equipment 1.22%
43,171	Aixtron(L)	1,473,090
268,200	Applied Materials, Inc.	3,489,282
5,100	ASML Holding NV - ADR	188,496
10,800	Linear Technology Corp.	356,616
178,000	Mediatek, Inc.	1,933,469
38,065	Xilinx, Inc.	1,388,231

		8,829,184

	Technology 2.67%
45,595	Accenture PLC	2,754,850
38,500	Amphenol Corp.	2,078,615
42,200	Canon, Inc.(L)	1,997,168
1,315	Cognizant Technology Solutions Corp.(a)	96,442
10,503	Goodrich Corp.	1,003,036
110,734	Intel Corp.	2,453,865
81,881	Juniper Networks, Inc.(a)	2,579,252
39,734	Maxim Integrated Products, Inc.	1,015,601
59,915	United Technologies Corp.	5,303,077

		19,281,906

	Telecommunication 3.41%
48,014	American Tower Corp., Class A(a)	2,512,573
203,818	AT&T, Inc.	6,401,923
70,978	Broadcom Corp.	2,387,700
20,301	Corning, Inc.	368,463
57,330	Mobile TeleSystems OJSC - ADR	1,090,417
6,829	Motorola Mobility Holdings, Inc.(a)	150,511
7,804	Motorola Solutions, Inc.(a)	359,296
47,861	NeuStar, Inc., Class A(a)	1,253,958
87,278	Qualcomm, Inc.	4,956,518
24,772	Research In Motion Ltd.(a)	716,101
16,600	SBA Communications Corp., Class A(a)	633,954
109,914	Sprint Nextel Corp.(a)	592,436
85,680	Verizon Communications, Inc.	3,189,866

		24,613,716

	Transportation 3.08%
151	A.P. Moller-Maersk A/S	1,302,322
106,545	All America Latina Logistica SA	899,111
4,300	C.H. Robinson Worldwide, Inc.	339,012
10,641	CSX Corp.	279,007
317,935	Delta Air Lines, Inc.(a)	2,915,464
70,752	DSV A/S	1,696,100
1,252	Fedex Corp.	118,752
22,282	J.B. Hunt Transport Services, Inc.	1,049,259
9,900	Kansas City Southern(a)	587,367
37,161	Norfolk Southern Corp.	2,784,474
1,029,000	Pacific Basin Shipping Ltd.	587,116
52,724	Ryanair Holdings PLC-ADR	1,546,922
298,596	Southwest Airlines Co.	3,409,966
11,970	Union Pacific Corp.	1,249,668
32,704	United Parcel Service, Inc., Class B	2,385,103
42,596	Werner Enterprises, Inc.	1,067,030

		22,216,673

	Waste Management 0.04%
7,421	Waste Management, Inc.	276,581

	Total Common Stocks (Cost $563,833,196)	699,385,694

PREFERRED STOCKS 0.67%
	Commercial Banks 0.20%
61,043	Itau Unibanco Holding SA	1,437,563

	Metals & Mining 0.47%
117,139	Vale SA	3,392,345

	Total Preferred Stocks (Cost $3,851,866)	4,829,908

SHORT TERM INVESTMENTS 2.18%
15,724,117	JP Morgan Cash Trade Execution	15,724,117

	Total Short Term Investments (Cost $15,724,117)	15,724,117

INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES 1.75%
12,627,595	JP Morgan Prime Money Market, 0.07%	12,627,595

	Total Investments Held As Collateral For Loaned Securities (Cost $12,627,595)	12,627,595

TOTAL INVESTMENTS — 101.52%
(Cost $596,036,774)		$732,567,314
Liabilities in Excess of Other Assets — (1.52%)		(10,934,403)

TOTAL NET ASSETS — 100.00%		$721,632,911

Percentages are stated as a percent of net assets.
Footnotes:

(a)	Non-income producing security.
(L)	A portion or all of the security is on loan. See Note 2 in the Notes to Financial Statements.
Abbreviations:

ADR	American Depository Receipt
PLC	Public Liability Company
GDR	Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2011

Country Diversification: June 30, 2011
(Shown as a percentage of Investments)

United States	74.9%
United Kingdom	2.7%
Japan	1.8%
Bermuda	1.8%
Switzerland	1.8%
Brazil	1.5%
Canada	1.2%
Other	14.3%

Total	100.0%

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2011

Principal Amount		Value

ASSET BACKED SECURITIES 6.1%
$2,000,000	AEP Texas Central Transition Funding LLC 2006-2, 5.170%, 01/01/2020	$2,260,278
733,049	Atlantic City Electric 2002-1 A-3, 4.910%, 07/20/2017	788,820
550,000	Bayview Financial Trust 2007-A, 6.205%, 05/28/2037	540,244
2,039,000	CenterPoint Energy Transition Bond Co. 2005-A3, 5.090%, 08/01/2015	2,201,335
934,184	Centex Home Equity Trust 2005-C, 5.048%, 06/25/2035	928,061
2,200,000	Chase Issuance Trust 2006-4A, 0.207%, 10/15/2013	2,199,685
3,500,000	Citibank Credit Card Issuance Trust 2009-A2, 1.737%, 05/15/2014	3,545,296
2,250,000	Consumers Funding LLC 2001-1, 5.760%, 10/20/2016	2,550,717
635,978	Continental Airlines 2000-2, 7.707%, 10/02/2022	686,030
618,194	Countrywide Asset-Backed Certificates 2005-1, 5.030%, 07/25/2035	616,861
4,475,000	GE Capital Credit Master Note Trust 2007-4, 0.237%, 06/15/2015	4,467,396
1,700,000	MBNA Master Credit Card Master Note Trust 2002-3A FLT, 0.427%, 09/15/2014	1,702,128
1,798,117	New Valley Generation I 2000-1, 7.299%, 03/15/2019	2,164,483
	Union Pacific Railroad Co.
1,898,906	2004-1, 5.404%, 07/02/2025	2,078,262
984,297	2002-1, 6.061%, 01/17/2023	1,115,454

	Total Asset Backed Securities (Cost $27,586,149)	27,845,050

CORPORATE BONDS 23.1%
692,000	Aegon NV 4.750%, 06/01/2013	729,472
675,000	Allied Waste North America, Inc. 6.875%, 06/01/2017	732,422
600,000	America Movil SAB De CV 5.500%, 03/01/2014	659,888
2,200,000	American Airlines 5.250%, 07/31/2022	2,150,500
850,000	American Express Co. 8.125%, 05/20/2019	1,079,260
1,150,000	American Water Capital Corp. 6.085%, 10/15/2017	1,327,166
800,000	ANZ National International Ltd. 3.125%, 08/10/2015 (Acquired 08/03/2010, Cost $799,336)(a)	806,600
700,000	Arcelormittal SA 9.850%, 06/01/2019 (L)	888,696
1,000,000	Arden Realty LP 5.250%, 03/01/2015	1,085,483
1,000,000	ASIF Global Financing XIX 4.900%, 01/17/2013 (Acquired 05/26/2011, Cost $1,050,794)(a)	1,045,000
1,000,000	AT&T, Inc. 4.850%, 02/15/2014	1,086,839
550,000	Bank of America Funding Corp. 7.625%, 06/01/2019	638,084
1,000,000	Barclays Bank PLC 6.750%, 05/22/2019	1,124,290
600,000	BB&T Corp. 6.850%, 04/30/2019	710,102
375,000	BlackRock, Inc. 2.250%, 12/10/2012	382,457
	Burlington Northern and Santa Fe Railway Co.
1,406,243	5.140%, 01/15/2021	1,510,899
981,221	4.830%, 01/15/2023	1,058,987
913,128	Cal Dive International, Inc. 4.930%, 02/01/2027	969,847
1,200,200	Canal Barge Co., Inc. 4.500%, 11/12/2034	1,276,426
2,800,000	Carolina Power & Light Co. 6.500%, 07/15/2012	2,965,264
800,000	CBS Corp. 8.875%, 05/15/2019	1,021,326
	Citigroup, Inc.
500,000	6.000%, 12/13/2013	543,950
1,250,000	6.125%, 11/21/2017	1,382,404
403,000	5.375%, 08/09/2020	421,312
500,000	CNA Financial Corp. 5.875%, 08/15/2020	520,784
1,750,000	Commonwealth Edison Co. 6.150%, 09/15/2017	2,027,993
1,000,000	Computer Sciences Corp. 5.500%, 03/15/2013	1,062,730
1,590,237	Continental Airlines 6.545%, 02/02/2019	1,671,658
1,000,000	Cox Communications, Inc. 5.450%, 12/15/2014	1,115,415
1,310,686	CSX Transportation, Inc. 6.251%, 01/15/2023	1,539,377
1,994,874	CVS Caremark Corp. 6.036%, 12/10/2028	2,123,003
1,925,000	Delphi Financial Group, Inc. 7.875%, 01/31/2020	2,145,757
1,927,170	Delta Air Lines 6.200%, 07/02/2018(L)	2,007,957
700,000	DIRECTV Holdings LLC 7.625%, 05/15/2016	763,778
	Dominion Resources Inc.
1,000,000	6.250%, 06/30/2012	1,052,562
1,500,000	6.300%, 09/30/2066	1,464,459
1,000,000	Energy Transfer Partners LP 5.950%, 02/01/2015	1,108,115
1,775,000	Entergy Louisiana LLC 6.500%, 09/01/2018	2,051,788
750,000	Enterprise Products Operating LLC 7.625%, 02/15/2012	780,263
1,497,303	FedEx Corp. 6.720%, 06/15/2023	1,759,331
2,700,000	Fifth Third Bancorp 6.250%, 05/01/2013	2,924,483
2,500,000	General Electric Capital Corp. 6.000%, 08/07/2019	2,772,635
1,758,000	Global Industries Ltd. 7.710%, 02/15/2025	2,089,833
	Goldman Sachs Group, Inc.
647,000	5.350%, 01/15/2016	698,876
1,000,000	5.950%, 01/18/2018	1,079,337
1,000,000	Home Depot, Inc. 5.400%, 03/01/2016	1,118,574
1,500,000	ING Bank NV 2.000%, 10/18/2013 (Acquired 05/20/2011, Cost $1,500,865)(a)	1,495,989
215,000	Investco Ltd. 5.375%, 12/15/2014	235,999
	JP Morgan Chase & Co.
1,500,000	2.125%, 06/22/2012	1,527,794
1,100,000	5.750%, 01/02/2013	1,172,960
650,000	Kookmin Bank 7.250%, 05/14/2014 (Acquired 08/24/2009, Cost $683,390)(a)	739,823
215,000	Korea Electric Power Corp. 7.750%, 04/01/2013	237,076
600,000	Kraft Foods, Inc. 4.125%, 02/09/2016	642,251
1,200,000	Liberty Mutual Group, Inc. 5.750%, 03/15/2014 (Acquired 05/19/2011, Cost $1,287,225)(a)	1,274,095
	Marsh & McLennan Cos., Inc.
1,000,000	6.250%, 03/15/2012	1,034,316
300,000	4.850%, 02/15/2013	314,485
1,392,000	Matson Navigation Co., Inc. 5.337%, 09/04/2028	1,504,922
	Merrill Lynch & Co.
1,000,000	6.050%, 08/15/2012	1,052,996
590,000	6.875%, 04/25/2018	653,682
1,000,000	MetLife, Inc. 5.000%, 06/15/2015	1,092,014
800,000	Metropolitan Life Global Funding 5.125%, 04/10/2013 (Acquired 06/26/2009 through 08/05/2010, Cost $821,582)(a)	851,584
	Morgan Stanley
1,100,000	1.950%, 06/20/2012	1,117,719
1,000,000	6.000%, 05/13/2014	1,089,839

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2011

Principal Amount		Value

CORPORATE BONDS (cont.)
$535,000	National Australia Bank Ltd. 3.750%, 03/02/2015 (Acquired 02/23/2010, Cost $534,904)(a)	$556,461
	National Rural Utility Corp.
1,825,000	5.450%, 02/01/2018	2,045,498
650,000	10.375%, 11/01/2018	901,445
400,000	Nationsbank Corp. 10.200%, 07/15/2015	484,029
600,000	Pemex Finance Ltd. 10.610%, 08/15/2017	736,195
729,209	Petrodrill Five Ltd. 4.390%, 04/15/2016	784,892
1,041,726	Petrodrill Four Ltd. 4.240%, 01/15/2016	1,094,302
500,000	Plum Creek Timberlands LP 5.875%, 11/15/2015	557,153
	PNC Funding Corp.
1,025,000	5.500%, 09/28/2012	1,080,244
510,000	5.125%, 02/08/2020	547,009
600,000	Principal Life Global Funding I 6.250%, 02/15/2012 (Acquired 08/25/2009, Cost $608,976)(a)	620,818
750,000	Prudential Financial Inc. 5.100%, 09/20/2014	815,991
750,000	Prudential Holdings LLC 8.695%, 12/18/2023 (Acquired 11/09/2009, Cost $821,625)(a)	910,936
750,000	PSEG Power LLC 6.950%, 06/01/2012	790,908
750,000	Rio Tinto Finance USA Ltd. 5.200%, 11/02/2040	728,630
1,200,000	Santander US Debt SA Unipersonal 2.991%, 10/07/2013 (Acquired 09/27/2010, Cost $1,200,000)(a)	1,197,917
800,000	Sumitomo Mitsui Banking Corp. 2.150%, 07/22/2013 (Acquired 07/14/2010, Cost $799,696)(a)(L)	812,211
816,000	TCI Communications, Inc. 8.750%, 08/01/2015	1,002,475
718,000	Teck Resources Ltd. 10.250%, 05/15/2016	858,853
875,000	Telecom Italia Capital SA 5.250%, 10/01/2015	910,532
750,000	Time Warner Cable, Inc. 5.000%, 02/01/2020	780,564
	Time Warner, Inc.
915,000	5.875%, 11/15/2016	1,047,105
850,000	4.700%, 01/15/2021	862,844
775,000	UFJ Finance Aruba AEC 6.750%, 07/15/2013	851,978
1,500,000	USB Capital IX 3.500%, 04/15/2042	1,241,685
1,032,000	Verizon Communications, Inc. 5.875%, 01/17/2012	1,060,509
1,838,000	Vessel Management Services, Inc. 5.125%, 04/16/2035	1,936,135
1,000,000	Vodafone Group PLC 5.625%, 02/27/2017	1,121,918
300,000	Volkswagen International Finance NV 1.625%, 08/12/2013 (Acquired 11/05/2010, Cost $302,718)(a)	302,199
900,000	Wells Fargo & Co. 5.625%, 12/11/2017	995,496
850,000	Westpac Banking Corp. 4.200%, 02/27/2015	900,221
200,000	Williams Partners LP 7.250%, 02/01/2017	236,072
985,000	Xstrata Canada Corp. 7.350%, 06/05/2012	1,039,210

	Total Corporate Bonds (Cost $101,327,124)	105,325,361

NON-AGENCY MORTGAGE BACKED SECURITIES 10.3%
842,608	American Home Mortgage Investment Trust 2005-1 7A1, 2.406%, 06/25/2045	777,272
	Banc of America Commercial Mortgage
1,266,955	2004-3 A5, 5.715%, 06/10/2039	1,369,667
4,215,000	2006-3, 6.077%, 07/10/2044	4,278,687
5,235,000	2006-4, 5.675%, 07/10/2046	5,212,638
700,000	2007-1, 5.451%, 01/15/2049	758,010
403,000	2007-1 A3, 5.449%, 01/15/2049	422,886
	Bear Stearns Commercial Mortgage Securites
1,470,000	2007-PWR18, 6.412%, 06/13/2050	1,199,553
2,300,000	2005-PWR9, 4.871%, 09/11/2042	2,470,941
1,596,000	Citigroup Commercial Mortgage Trust 2008-C7, 5.823%, 12/10/2049	1,312,670
1,950,000	Citigroup/Deutsche Bank Commercial Mortgage Trust A4, 5.394%, 07/15/2044	2,122,513
2,350,000	Commercial Mortgage Pass Through Certificate 2005-C6, 5.116%, 06/10/2044	2,546,702
1,217,643	Countrywide Alternative Loan Trust 2003-20CB, 5.500%, 10/25/2033	1,261,968
1,205,000	Credit Suisse Mortgage Capital Certificate 2006-C1 AM, 5.750%, 02/15/2039	1,210,244
1,978,077	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust 005-3 SA5, 5.250%, 06/25/2035	1,833,524
1,098,546	First Union National Bank Commercial Mortgage 2001-C4 A-2, 6.223%, 12/12/2033	1,103,201
1,370,000	GE Capital Commercial Mortgage Corp. 2004-C1, 4.596%, 11/10/2038	1,438,785
1,230,000	GMAC Commercial Mortgage Securities, Inc. 2004-C2 A4, 5.301%, 08/10/2038	1,326,062
	JP Morgan Chase Commerical Mortgage Securities Corp.
550,000	2006-CIBC15 A-4, 5.814%, 06/12/2043	603,610
2,310,000	2005-CIBC12 A-4, 4.895%, 09/12/2037	2,488,301
3,770,000	LB-UBS Commercial Morgage Trust 2006-C6 AM, 5.413%, 09/15/2039	3,838,124
442,649	MASTR Alernative Loans Trust 2004-2 4A1, 5.000%, 02/25/2019	448,895
1,112,724	MASTR Reperforming Loan Trust 2006-2 1A1, 5.371%, 05/25/2036 (Acquired 03/14/2007, Cost $1,117,513)(a)	994,226
1,300,000	NCUA Guaranteed Notes Trust 2010-C1, 2.900%, 10/29/2020	1,299,528
580,897	Residential Accredit Loans, Inc. 2004-QS5 A-1, 4.600%, 04/25/2034	582,433
284,113	Residential Asset Securitization Trust 2004-IP2, 4.027%, 12/25/2034	260,431
858,827	Structured Adjustable Rate Mortgage Loan Trust 2004-3AC A2, 3.013%, 03/25/2034	830,900
1,910,181	TBW Morgage Backed Pass-Through Certificates Series 2006-2 7A1, 7.000%, 07/25/2036(D)	602,699
	Wachovia Bank Commercial Mortgage Trust
2,285,000	2004-C12 A4, 5.512%, 07/15/2041	2,465,677
1,500,000	2005-C22, 5.440%, 12/15/2044	1,627,475

	Total Non-Agency Mortgage Backed Securities (Cost $46,833,889)	46,687,622

U.S. GOVERNMENT AGENCIES 45.5%
	Fannie Mae
358,587	6.280%, 08/01/2011	358,632
1,734,201	6.130%, 10/01/2011	1,734,420
827,025	5.936%, 11/01/2011	827,232
2,747,314	6.113%, 02/01/2012	2,770,818
1,283,000	1.250%, 08/20/2013(L)	1,301,224
163,842	5.500%, 05/25/2014	164,663
388,969	6.500%, 08/01/2017	426,019

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2011

Principal Amount		Value

U.S. GOVERNMENT AGENCIES (cont.)
$2,150,771	4.530%, 12/01/2019	$2,283,902
2,124,753	4.600%, 04/01/2020	2,262,807
2,247,105	3.685%, 01/01/2021	2,244,253
1,338,489	5.000%, 01/01/2021	1,447,045
675,189	4.500%, 09/25/2024	705,140
2,061,005	4.000%, 06/01/2025	2,151,935
314,007	4.500%, 07/25/2033	321,139
4,935,000	5.000%, 04/25/2034	5,353,885
3,428,257	5.500%, 09/01/2034	3,731,565
2,260,480	5.500%, 12/25/2034	2,486,941
2,107,735	5.500%, 02/01/2035	2,294,212
1,126,504	5.000%, 06/01/2035	1,203,605
5,586,247	5.000%, 07/01/2035	5,968,584
1,752,399	5.000%, 11/01/2035	1,871,242
397,873	5.517%, 01/01/2036	423,890
2,095,520	5.000%, 02/01/2036	2,237,633
2,955,965	5.000%, 03/01/2036	3,156,432
331,186	5.474%, 03/01/2036	355,545
3,709,699	5.500%, 04/01/2036(L)	4,034,428
923,017	6.000%, 07/01/2037	1,015,668
1,165,765	6.000%, 09/01/2037	1,282,782
1,250,068	5.000%, 03/01/2038	1,330,548
895,447	5.500%, 05/01/2038	969,353
2,029,178	5.500%, 06/01/2038	2,198,559
728,435	5.500%, 08/01/2038	788,557
1,003,867	6.000%, 11/01/2038	1,103,692
1,114,271	4.500%, 03/01/2039	1,155,175
1,968,772	4.500%, 03/01/2040	2,040,428
1,324,803	5.000%, 03/01/2040	1,410,094
3,524,451	5.000%, 06/01/2040	3,752,401
3,500,822	4.000%, 08/01/2040	3,506,857
1,168,698	4.500%, 08/01/2040	1,211,235
2,374,237	4.000%, 02/01/2041	2,378,330

2,185,549	5.900%, 07/25/2042	2,375,924

	Federal Home Loan Bank
1,000,000	0.875%, 08/22/2012	1,006,221

	Freddie Mac
1,450,000	1.125%, 07/27/2012(L)	1,461,928
205,768	4.500%, 07/15/2016	207,054
2,034,541	6.000%, 01/15/2017	2,118,697
1,407,358	5.000%, 02/15/2020	1,427,816
1,706,913	5.000%, 12/01/2020	1,844,815
329,863	6.000%, 12/15/2021	341,338
768,726	5.000%, 05/01/2022	826,147
679,206	5.000%, 04/01/2024	728,561
1,163,493	5.000%, 03/15/2032	1,232,493
1,212,914	5.500%, 12/01/2036	1,315,296
241,718	5.000%, 08/01/2038	257,011
942,784	5.500%, 08/01/2038	1,020,007
1,110,859	5.500%, 11/01/2038	1,201,850
767,130	5.000%, 03/01/2039	815,667
1,917,214	5.000%, 02/01/2040	2,039,717
16,387,105	4.500%, 08/01/2040	16,957,929
471,196	4.000%, 09/01/2040	471,633
	Ginnie Mae
2,355,000	4.666%, 07/16/2031	2,530,938
1,962,077	4.397%, 12/16/2032	2,082,972
712,181	4.430%, 04/16/2034	724,785
1,887,315	3.536%, 09/16/2035	1,973,911
407,991	5.500%, 02/20/2037	449,683
1,388,029	4.500%, 07/20/2038	1,465,225
519,060	5.500%, 07/20/2038	571,290
2,018,672	4.000%, 09/20/2038	2,136,598
483,049	5.000%, 12/20/2038	518,925
1,319,679	5.500%, 01/15/2039	1,453,915
1,245,051	5.000%, 03/15/2039	1,351,334
1,925,000	3.489%, 03/16/2039	2,008,320
1,493,869	5.000%, 03/20/2039	1,604,820
1,752,838	3.853%, 02/16/2040	1,847,386
4,104,403	4.500%, 05/20/2040	4,329,932
1,979,366	5.000%, 07/20/2040	2,151,839
2,186,499	4.500%, 01/20/2041	2,306,643
1,055,743	4.930%, 11/16/2044	1,099,474
2,074,181	4.650%, 12/20/2060	2,236,866
2,400,000	4.863%, 05/20/2061	2,613,750
	Small Business Administration
1,641,589	5.459%, 02/10/2017	1,783,275
792,660	5.250%, 09/01/2017	849,554
1,094,274	3.880%, 03/10/2019	1,154,794
1,199,593	4.620%, 03/10/2019	1,268,107
623,183	7.300%, 08/01/2019	691,930
781,131	7.300%, 09/01/2019	864,491
630,256	7.060%, 11/01/2019	700,029
978,501	5.310%, 08/01/2022	1,060,468
1,118,279	5.240%, 08/01/2023	1,191,359
1,684,625	4.890%, 12/01/2023	1,816,774
821,139	4.720%, 02/01/2024	875,003
965,219	4.770%, 04/01/2024	1,029,596
1,206,620	5.180%, 05/01/2024	1,294,437
1,795,291	5.170%, 08/01/2024	1,934,762
1,399,370	4.880%, 11/01/2024	1,497,488
1,696,904	4.625%, 02/01/2025	1,805,652
1,388,665	5.090%, 10/01/2025	1,496,386
1,896,672	5.350%, 02/01/2026	2,059,960
1,989,699	5.570%, 03/01/2026	2,159,978
1,272,316	5.870%, 05/01/2026	1,406,628
786,492	5.370%, 10/01/2026	856,331
1,885,263	5.120%, 12/01/2026	2,039,279
1,302,832	5.320%, 01/01/2027	1,409,750
2,038,801	5.230%, 03/01/2027	2,205,674
2,187,372	5.780%, 08/01/2027	2,427,444
1,396,319	5.490%, 03/01/2028	1,520,899
2,471,113	5.370%, 04/01/2028	2,700,580
1,964,403	5.490%, 05/01/2028	2,145,861
1,823,358	5.870%, 07/01/2028	2,020,101
1,441,252	5.600%, 09/01/2028	1,580,594
2,134,278	4.760%, 02/01/2029	2,280,381
1,597,709	4.660%, 03/01/2029	1,711,091
1,079,621	4.310%, 04/01/2029	1,141,345
1,878,280	4.950%, 06/01/2029	2,028,561
2,147,133	4.300%, 07/01/2029	2,272,157
2,162,717	4.200%, 09/01/2029	2,303,330

	Total U.S. Government Agencies (Cost $201,336,698)	206,953,629

OTHER AGENCY SECURITIES 0.8%
1,250,000	Federal Farm Credit Bank 3.000%, 09/22/2014	1,326,281
	Private Export Funding Corp.
850,000	4.550%, 05/15/2015	947,439
1,250,000	5.450%, 09/15/2017	1,456,468

	Total Other Agency Securities (Cost $3,519,410)	3,730,188

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2011

Principal Amount		Value

MUNICIPAL BONDS 0.8%
$1,500,000	Dallas Independent School District 4.950%, 02/15/2022	$1,605,270
1,250,000	New York State City Transitional Finance Authority 4.466%, 08/01/2018	1,317,012
500,000	New York State Housing Finance Agency 4.911%, 03/15/2019	530,215

	Total Municipal Bonds (Cost $3,264,519)	3,452,497

U.S. TREASURY OBLIGATIONS 9.4%
16,900,000	U.S. Treasury Bond 6.250%, 08/15/2023	21,441,875
20,875,000	U.S. Treasury Note 2.375%, 03/31/2016(L)	21,600,740

	Total U.S. Treasury Obligations (Cost $41,467,897)	43,042,615

Shares		Value

SHORT TERM INVESTMENTS 3.1%
14,318,026	JP Morgan Cash Trade Execution	$14,318,026

	Total Short Term Investments (Cost $14,318,026)	14,318,026

INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES 0.4%
1,704,938	JP Morgan Prime Money Market, 0.07%	1,704,938

	Total Investments Held As Collateral For Loaned Securities (Cost $1,704,938)	1,704,938

TOTAL INVESTMENTS — 99.5%
(Cost $441,358,650)		$453,059,926
Other Assets in Excess of Liabilities — 0.5%		2,076,533

TOTAL NET ASSETS — 100.0%		$455,136,459

Percentages are stated as a percent of net assets.
Footnote:

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 or otherwise restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Adviser, using procedures approved by the Board of Trustees, has deemed these securities to be liquid. The value of these securities total $11,607,859, which represents 2.55% of total net assets.
(D)	In default.
(L)	A portion or all of the security is on loan. See Note 2 in the Notes to Financial Statements.
Abbreviations:

LP	Limited Partnership
PLC	Public Liability Company

The accompanying notes are an integral part of these financial statements.

schedule of investments (continued)

NEW COVENANT BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2011

Shares		Value

INVESTMENT COMPANIES 98.8%
5,219,460	New Covenant Growth Fund(a)	$169,789,037
4,300,801	New Covenant Income Fund(a)	98,273,312

	Total Investment Companies (Cost $234,844,350)	268,062,349

CASH EQUIVALENTS 1.3%
3,488,767	JP Morgan Cash Trade Execution	3,488,767

	Total Cash Equivalents (Cost $3,488,767)	3,488,767

TOTAL INVESTMENTS — 100.1% (Cost $238,333,117)		$271,551,116
Liabilities in Excess of Other Assets — (0.1%)		(237,128)

NET ASSETS — 100.0%		$271,313,988

Percentages are stated as a percent of net assets.
Footnotes:

(a)	Investment in affiliate.

NEW COVENANT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2011

Shares		Value

INVESTMENT COMPANIES 97.3%
1,089,427	New Covenant Growth Fund(a)	$35,439,055
2,424,652	New Covenant Income Fund(a)	55,403,291

	Total Investment Companies (Cost $83,210,016)	90,842,346

CASH EQUIVALENTS 2.8%
1,313,281	JP Morgan Cash Trade Execution	1,313,281

	Total Cash Equivalents (Cost $1,313,281)	1,313,281

TOTAL INVESTMENTS — 100.1% (Cost $84,523,297)		$92,155,627
Liabilities in Excess of Other Assets — (0.1%)		(24,707)

NET ASSETS — 100.0%		$92,130,920

Percentages are stated as a percent of net assets.
Footnotes:

(a)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

statement of assets and liabilities

NEW COVENANT FUNDS
June 30, 2011

			Balanced	Balanced
	Growth Fund	Income Fund	Growth Fund	Income Fund

Assets:
Investments, at value(1)
Unaffiliated issuers	$732,567,314	$453,059,926	$3,488,767	$1,313,281
Affiliated issuers	—	—	268,062,349	90,842,346
Cash	1,483,632	—	—	—
Cash denominated in foreign currency, at value(2)	779,389	—	—	—
Receivable for investments sold	1,101,983	—	—	—
Currency Receivable	11,050	—	—	—
Receivable for shares issued	100	1,515	2,626	719
Dividends and interest receivable	1,117,728	4,126,203	—	—
Prepaid expenses and other assets	24,732	24,830	23,008	20,020

Total Assets	737,085,928	457,212,474	271,576,750	92,176,366

Liabilities:
Payable for investments purchased	1,938,575	—	—	—
Payable for shares redeemed	31,551	412	172,876	5,076
Payable upon return of securities on loan (See Footnote 2)	12,627,595	1,704,938	—	—
Currency Payable	101,793	—	—	—
Accrued expense and other payables:
Investment advisory, net	504,521	245,143	—	—
Administration	24,827	15,120	8,920	3,082
Shareholder service	1,131	7	868	19
Transfer Agent	11,419	8,927	19,602	8,457
Accounting	26,655	19,851	5,546	1,923
Chief Compliance Officer	4,760	2,619	1,795	543
Audit	44,584	32,792	15,495	12,894
Legal	68,824	41,289	25,146	8,669
Other	66,782	4,917	12,514	4,783

Total Liabilities	15,453,017	2,076,015	262,762	45,446

NET ASSETS	$721,632,911	$455,136,459	$271,313,988	$92,130,920

Net Assets Consist of:
Capital stock	$682,547,461	$509,457,557	$267,148,701	$89,901,240
Accumulated undistributed net investment income	315,464	3,225,535	144,854	29,027
Accumulated undistributed net realized loss on investments and foreign currency transactions	(97,815,116)	(69,247,910)	(29,197,566)	(5,431,677)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	136,585,102	11,701,277	33,217,999	7,632,330

Net assets	$721,632,911	$455,136,459	$271,313,988	$92,130,920

Shares Outstanding	22,183,690	19,920,114	3,295,419	4,856,732
Net asset value, offering price and redemption price per share	$32.53	$22.85	$82.33	$18.97

(1) Cost of Investments
Unaffiliated issuers	$596,036,774	$441,358,650	$3,488,767	$1,313,281
Affiliated issuers	—	—	234,844,350	83,210,016

(2) Cost of foreign currency	755,684	—	—	—

The accompanying notes are an integral part of these financial statements.

statements of operations

NEW COVENANT FUNDS
For the year ended June 30, 2011

			Balanced	Balanced
	Growth Fund	Income Fund	Growth Fund	Income Fund

INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$13,385,270	$—	$—	$—
Affiliated issuers	—	—	3,738,099	1,696,169
Less: Foreign withholding tax	(385,930)	—	—	—
Interest income	241	15,837,120	16	13
Securities Lending Income, net	44,672	8,539	—	—
Other Income	10,095	1,193	—	—

Total Investment Income	13,054,348	15,846,852	3,738,115	1,696,182

EXPENSES:
Investment advisory	6,519,704	3,085,114	—	—
Shareholder servicing fees	613,762	354,848	317,502	110,833
Transfer agent	65,260	55,433	116,907	54,354
Accounting	152,961	118,907	32,892	11,895
Administration	140,272	88,462	52,154	18,753
Custodian	92,510	9,587	55	98
Chief Compliance Officer	17,687	10,959	6,708	2,313
Legal	110,670	67,411	40,269	14,720
Printing & Mailing	45,725	32,213	52,825	20,115
Other	141,099	113,074	69,822	37,703

Total expenses before reimbursement	7,899,650	3,936,008	689,134	270,784
Reimbursement of expenses by Adviser	(346,293)	(277,572)	(214,563)	(72,772)

Net Expenses	7,553,357	3,658,436	474,571	198,012

NET INVESTMENT INCOME	5,500,991	12,188,416	3,263,544	1,498,170

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain/(loss) on:
Investments:
Unaffiliated issuers	62,204,617	3,918,432	—	—
Affiliated issuers	—	—	(934,585)	342,006
Foreign currency transactions	161,961	—	—	—
Change in net unrealized appreciation
on investments and foreign currency transactions	115,171,998	860,696	44,185,018	9,161,781

Net gain on Investments	177,538,576	4,779,128	43,250,433	9,503,787

Net Increase in Net Assets Resulting from Operations	$183,039,567	$16,967,544	$46,513,977	$11,001,957

The accompanying notes are an integral part of these financial statements.

statements of changes in net assets

NEW COVENANT FUNDS

	Growth Fund		Income Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010

OPERATIONS:
Net investment income	$5,500,991	$4,587,765	$12,188,416	$14,299,160
Net realized gain/(loss) on investment and foreign currency transactions	62,366,578	38,010,606	3,918,432	(37,798,725)
Change in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	115,171,998	30,040,021	860,696	66,203,429

Net increase in net assets resulting from operations	183,039,567	72,638,392	16,967,544	42,703,864

DISTRIBUTIONS:
From net investment Income	(5,337,270)	(4,672,796)	(11,860,430)	(13,775,952)
Return of capital	—	(741,060)	—	—

Total Distributions	(5,337,270)	(5,413,856)	(11,860,430)	(13,775,952)

CAPITAL STOCK TRANSACTIONS:
Proceeds from shares issued	16,985,124	27,105,641	81,373,019	37,616,676
Proceeds from distributions reinvested	427,024	396,367	795,820	1,009,465
Cost of shares redeemed	(98,404,338)	(68,012,262)	(33,875,599)	(39,263,947)

Net increase/(decrease) from capital stock transactions	(80,992,190)	(40,510,254)	48,293,240	(637,806)

Total Increase in Net Assets	96,710,107	26,714,282	53,400,354	28,290,106

NET ASSETS:
Beginning of period	624,922,804	598,208,522	401,736,105	373,445,999

End of period	$721,632,911	$624,922,804	$455,136,459	$401,736,105

Accumulated undistributed net investment income/(loss)	$315,464	$(114,937)	$3,225,535	$1,010,848

CAPITAL SHARE TRANSACTIONS:
Shares sold	580,434	1,049,674	3,575,364	1,695,097
Issued to shareholders in reinvestment of dividends	13,977	14,682	35,229	45,615
Shares redeemed	(3,300,351)	(2,545,481)	(1,490,289)	(1,783,942)

Net increase/(decrease) from capital stock transactions	(2,705,940)	(1,481,125)	2,120,304	(43,230)

The accompanying notes are an integral part of these financial statements.

statements of changes in net assets

NEW COVENANT FUNDS

	Balanced Growth Fund				Balanced Income Fund
	For the year		For the year		For the year	For the year
	ended		ended		ended	ended
	June 30, 2011		June 30, 2010		June 30, 2011	June 30, 2010

OPERATIONS:
Net investment income	$3,263,544		$3,783,900		$1,498,170	$1,853,822
Net realized gain/(loss) on investment and foreign currency transactions	(934,585	)(1)	(2,670,986	)(1)	342,006 (1)	(641,774	)(1)
Change in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	44,185,018		24,384,902		9,161,781	7,581,206

Net increase in net assets resulting from operations	46,513,977		25,497,816		11,001,957	8,793,254

DISTRIBUTIONS:
From net investment Income	(3,263,544)		(3,614,274)		(1,498,170)	(1,817,908)
Return of capital	(2,190)		(184,366)		(11,222)	(36,554)

Total Distributions	(3,265,734)		(3,798,640)		(1,509,392)	(1,854,462)

CAPITAL STOCK TRANSACTIONS:
Proceeds from shares issued	18,650,705		15,952,413		5,500,475	5,034,737
Proceeds from distributions reinvested	2,591,379		2,993,694		984,674	1,187,641
Cost of shares redeemed	(30,680,463)		(24,211,230)		(8,883,560)	(6,789,645)

Net increase/(decrease) from capital stock transactions	(9,438,379)		(5,265,123)		(2,398,411)	(567,267)

Total Increase in Net Assets	33,809,864		16,434,053		7,094,154	6,371,525

NET ASSETS:
Beginning of period	237,504,124		221,070,071		85,036,766	78,665,241

End of period	$271,313,988		$237,504,124		$92,130,920	$85,036,766

Accumulated undistributed net investment income	$144,854		$165,498		$29,027	$34,715

CAPITAL SHARE TRANSACTIONS:
Shares sold	235,655		224,528		301,020	292,427
Issued to shareholders in reinvestment of dividends	32,728		41,805		53,690	68,910
Shares redeemed	(391,875)		(339,249)		(483,596)	(399,354)

Net increase/(decrease) from capital stock transactions	(123,492)		(72,916)		(128,886)	(38,017)

(1)	Represents realized gains (losses) from investment transactions with affiliates

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Fund share outstanding throughout the period

	Growth Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$25.11	$22.68	$31.95	$38.90	$32.76

INVESTMENT ACTIVITIES:
Net investment income	0.24	0.21	0.29	0.26	0.26
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	7.41	2.43	(9.29)	(4.98)	6.17

Total from investment activities	7.65	2.64	(9.00)	(4.72)	6.43

DIVIDENDS
Net investment income	(0.23)	(0.18)	(0.25)	(0.24)	(0.29)
Net realized gains	—	—	—	(1.97)	—
Tax return of capital	—	(0.03)	(0.02)	(0.02)	—

Total Dividends	(0.23)	(0.21)	(0.27)	(2.23)	(0.29)

Change in net asset value per share	7.42	2.43	(9.27)	(6.95)	6.14

Net Asset Value, End of Period	$32.53	$25.11	$22.68	$31.95	$38.90

Total Return	30.54%	11.54%	(28.16)%	(12.61)%	19.68%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$721,633	$624,923	$598,209	$836,086	$1,033,536
Ratio of net expenses to average net assets	1.08%	1.19%	1.12%	1.10%	1.08%
Ratio of net expenses to average net assets, excluding waivers	1.12%	1.29%	1.30%	1.29%	1.28%
Ratio of net investment income to average net assets	0.78%	0.68%	1.15%	0.73%	0.73%
Ratio of net investment income to average net assets, excluding waivers	0.73%	0.57%	0.97%	0.54%	0.53%
Portfolio turnover rate	44%	81%	94%	65%	65%

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Fund share outstanding throughout the period

	Income Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$22.57	$20.93	$23.73	$24.52	$24.28

INVESTMENT ACTIVITIES:
Net investment income	0.62	0.81	1.11	1.16	1.12
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.27	1.62	(2.79)	(0.81)	0.25

Total from investment activities	0.89	2.43	(1.68)	0.35	1.37

DIVIDENDS
Net investment income	(0.61)	(0.79)	(1.12)	(1.14)	(1.13)
Net realized gains	—	—	—	—	—
Tax return of capital	—	—	—	—	— (1)

Total Dividends	(0.61)	(0.79)	(1.12)	(1.14)	(1.13)

Change in net asset value per share	0.28	1.64	(2.80)	(0.79)	0.24

Net Asset Value, End of Period	$22.85	$22.57	$20.93	$23.73	$24.52

Total Return	4.00%	11.72%	(6.90)%	1.36%	5.65%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$455,136	$401,736	$373,446	$496,325	$537,345
Ratio of net expenses to average net assets	0.83%	0.87%	0.86%	0.85%	0.84%
Ratio of net expenses to average net assets, excluding waivers	0.89%	1.03%	1.02%	1.01%	1.01%
Ratio of net investment income to average net assets	2.76%	3.68%	5.15%	4.70%	4.49%
Ratio of net investment income to average net assets, excluding waivers	2.70%	3.52%	4.99%	4.54%	4.32%
Portfolio turnover rate	38%	76%	230%	170%	258%

(1)	Less than $0.005.

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Fund share outstanding throughout the period

	Balanced Growth Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$69.47	$63.31	$82.49	$90.86	$81.30

INVESTMENT ACTIVITIES:
Net investment income	0.99	1.11	1.70	1.83	1.83
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	12.86	6.16	(18.25)	(8.37)	9.56

Total from investment activities	13.85	7.27	(16.55)	(6.54)	11.39

DIVIDENDS
Net investment income	(0.99)	(1.06)	(1.69)	(1.83)	(1.83)
Net realized gains	—	—	(0.93)	—	—
Tax return of capital	— (1)	(0.05)	(0.01)	—	—

Total Dividends	(0.99)	(1.11)	(2.63)	(1.83)	(1.83)

Change in net asset value per share	12.86	6.16	(19.18)	(8.37)	9.56

Net Asset Value, End of Period	$82.33	$69.47	$63.31	$82.49	$90.86

Total return	19.99%	11.43%	(19.96)%	(7.26)%	14.11%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$271,314	$237,504	$221,070	$305,294	$353,344
Ratio of net expenses to average net assets	0.18%	0.23%	0.13%	0.15%	0.12%
Ratio of net expenses to average net assets, excluding waivers	0.26%	0.40%	0.37%	0.39%	0.37%
Ratio of net investment income to average net assets	1.25%	1.56%	2.56%	2.07%	2.11%
Ratio of net investment income to average net assets, excluding waivers	1.16%	1.39%	2.32%	1.83%	1.86%
Portfolio turnover rate	8%	7%	7%	17%	7%

(1)	Less than $0.005.

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Fund share outstanding throughout the period

	Balanced Income Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$17.06	$15.66	$19.01	$20.40	$18.99

INVESTMENT ACTIVITIES:
Net investment income	0.31	0.38	0.56	0.60	0.59
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.91	1.39	(3.35)	(1.39)	1.41

Total from investment activities	2.22	1.77	(2.79)	(0.79)	2.00

DIVIDENDS
Net investment income	(0.31)	(0.36)	(0.55)	(0.60)	(0.59)
Net realized gains	—	—	—	—	—
Tax return of capital	— (1)	(0.01)	(0.01)	—	— (1)

Total Dividends	(0.31)	(0.37)	(0.56)	(0.60)	(0.59)

Change in net asset value per share	1.91	1.40	(3.35)	(1.39)	1.41

Net Asset Value, End of Period	$18.97	$17.06	$15.66	$19.01	$20.40

Total Return	13.07%	11.31%	(14.60)%	(3.95)%	10.65%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$92,131	$85,037	$78,665	$102,657	$121,855
Ratio of net expenses to average net assets	0.22%	0.24%	0.16%	0.20%	0.15%
Ratio of net expenses to average net assets, excluding waivers	0.30%	0.40%	0.40%	0.44%	0.40%
Ratio of net investment income to average net assets	1.65%	2.17%	3.47%	2.97%	2.95%
Ratio of net investment income to average net assets, excluding waivers	1.57%	2.01%	3.23%	2.73%	2.70%
Portfolio turnover rate	8%	7%	10%	10%	7%

(1)	Less than $0.005.

The accompanying notes are an integral part of these financial statements.

notes to financial statements

NEW COVENANT FUNDS
June 30, 2011

1. Organization

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware statutory trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. The Funds’ investment adviser is One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation (the “Adviser”).

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation. Dividend income, if any, will be incidental.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with GAAP.

Portfolio Valuation:  Fund investments are recorded at market value. Portfolio securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price as of the close of trading. Equity securities traded on NASDAQ use the official closing price. Equity securities which are traded in the over-the-counter market only, but which are not included on NASDAQ, are valued at the mean between the last preceding bid and ask prices. Debt securities with a remaining maturity of sixty days or more are valued by a pricing service using valuation methods such as matrix pricing as well as market transactions and dealer quotations. Debt securities with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. Open-end funds are valued at net asset value. Closed-end funds and exchange-traded funds are valued at market value. All other assets and securities with no readily determinable market values are valued using procedures adopted by the Board of Trustees. Factors used in determining fair value include but are not limited to: type of security or asset, fundamental analytical data relating to the investment in the security, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security. As of June 30, 2011, the Funds did not hold any securities for which market quotations were not readily available.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not be reflected in the security’s market value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Board of Trustees. All securities and other assets of a Fund initially expressed in foreign currencies will be converted to U.S. dollar values at the foreign exchange rate every business day, generally at 4:00 PM ET.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends ASC 820, Fair Value Measurements and Disclosures to require additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2)	for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Funds’ financial statement disclosures.

notes to financial statements

NEW COVENANT FUNDS
June 30, 2011

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, current discount rates, prepayment speeds, credit quality, yields for comparable securities, and trading volume).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2011, in valuing each Fund’s investments carried at fair value:

Growth Fund	Level 1	Level 2	Level 3	Total Market Value

Equity
Consumer Discretionary	$74,231,707	$—	$—	$74,231,707
Consumer Staples	61,015,438	—	—	61,015,438
Energy	83,484,762	—	—	83,484,762
Financials	110,234,242	—	—	110,234,242
Health Care	77,273,795	—	—	77,273,795
Industrials	81,261,138	—	—	81,261,138
Information Technology	132,789,031	220,268	—	133,009,299
Materials	46,019,944	—	—	46,019,944
Telecommunication Services	14,421,169	—	—	14,421,169
Utilities	23,264,108	—	—	23,264,108

Total Equity	$703,995,334	$220,268	$—	$704,215,602

Short-Term Investments	$28,351,712	$—	$—	$28,351,712

Total Investment in Securities	$732,347,046	$220,268	$—	$732,567,314

Income Fund	Level 1	Level 2	Level 3	Total Market Value

Fixed Income
U.S. Government Agencies	$—	$206,953,629	$—	$206,953,629
Corporate Bonds	—	105,325,361	—	105,325,361
Non-Agency Mortgage Backed Securities	—	46,687,622	—	46,687,622
U.S. Treasury Obligations	—	43,042,615	—	43,042,615
Asset-Backed Securities	—	27,845,050	—	27,845,050
Municipal Bonds	—	3,452,497	—	3,452,497
Other Agency Securities	—	3,730,188	—	3,730,188

Total Fixed Income	$—	$437,036,962	$—	$437,036,962

Short-Term Investments	$16,022,964	$—	$—	$16,022,964

Total Investment in Securities	$16,022,964	$437,036,962	$—	$453,059,926

Balanced Growth Fund	Level 1	Level 2	Level 3	Total Market Value

Equity
Investment Companies	$268,062,349	$—	$—	$268,062,349

Total Equity	$268,062,349	$—	$—	$268,062,349

Short-Term Investments	$3,488,767	$—	$—	$3,488,767

Total Investment in Securities	$271,551,116	$—	$—	$271,551,116

notes to financial statements

NEW COVENANT FUNDS
June 30, 2011

Balanced Income Fund	Level 1	Level 2	Level 3	Total Market Value

Equity
Investment Companies	$90,842,347	$—	$—	$90,842,347

Total Equity	$90,842,347	$—	$—	$90,842,347

Short-Term Investments	$1,313,281	$—	$—	$1,313,281

Total Investment in Securities	$92,155,628	$—	$—	$92,155,628

The following transfer schedule indicates the differences in the fair value hierarchy at June 30, 2011 compared to June 30, 2010:

Fair Value Transfers

New Covenant Growth Fund

Transfers into Level 1	$1,765,639

Transfers out of Level 1	—

Net Transfers in Level 1	$1,765,639

Transfers into Level 2	$—

Transfers out of Level 2	(1,765,639)

Net Transfers out of Level 2	$(1,765,639)

Transfers were made out of Level 2 due to securities trading on an exchange.

There were no transfers between levels for the New Covenant Income Fund, New Covenant Balanced Growth Fund and New Covenant Balanced Income Fund.

Transfers between levels are recognized at the end of the reporting period.

Securities Transactions and Investment Income:  During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Securities sold are determined on a specific identification basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount for both financial reporting and tax purposes. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translation:  The books and records of the Funds are maintained in U.S. dollars. Investment valuation and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. federal income tax purposes.

Loans of Portfolio Securities:  The Growth Fund and the Income Fund may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan”). Security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral valued at least equal to 102% of the market value of the securities loaned. Cash collateral received is invested by JPMorgan pursuant to the terms of the Lending Agreement. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. To the extent a loan is secured by non-cash collateral, the borrower is required to pay a loan premium. Non-cash collateral received cannot be sold or repledged and is not reflected on the Statement of Assets and Liabilities. Net income earned on the investment of cash collateral and loan premiums received on non-cash collateral are allocated between JPMorgan and the Funds in accordance with the Lending Agreement. Income allocated to each Fund is included in investment income included in the Statements of Operations.

At June 30, 2011, the cash collateral received by the Growth Fund and the Income Fund was invested in a money market mutual fund, at the time of purchase; however, such investments are subject to risk of payment delays or default on the part of the issuer or notes to financial statements

NEW COVENANT FUNDS
June 30, 2011

counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending activities. The investments purchased with the cash collateral are valued daily based on the investment ’s prior day’s valuation, in connection with the calculation of the Growth Fund’s and Income Fund’s net asset values. A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although this risk is mitigated by the collateral and by the Lending Agreement. Information on the investment of cash collateral is shown in the Schedules of Investments. The Growth Fund and the Income Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities lent while simultaneously seeking to earn income on the invested cash collateral. One of the risks is that, from time to time, the cost of borrowing cash could exceed income generated from the securities in the reinvestment portfolio. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may therefore lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities’ loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are therefore not considered to be illiquid investments.

As of June 30, 2011, the value of outstanding securities on loan and the value of collateral was as follows:

	Value of	Value of	Value of
Fund	Securities Loaned	Non-Cash Collateral	Cash Collateral

Growth Fund	$16,041,210	$3,999,426	$12,627,595
Income Fund	18,687,352	17,365,285	1,704,938

Cash collateral is listed in the Funds’ Schedule of Investments and is shown on the Statement of Assets and Liabilities as a payable. Income earned on these investments is included in securities lending income in the Statement of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedule of Investments or Statement of Assets and Liabilities.

All collateral received as cash and securities is received, held and administered by the Funds’ custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Repurchase Agreements:  The Funds may enter into repurchase agreements which are secured by obligations of the U.S. government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays. As of June 30, 2011, none of the Funds held repurchase agreements.

In April 2011, the FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends ASC 860, Transfers and Servicing in relation to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU No. 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU No. 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions:  The Growth Fund and the Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on that basis. No income will accrue on securities purchased on a when-issued or delayed-delivery basis until the securities are delivered. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or forward-commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Adviser or applicable sub-adviser deems it appropriate to do so.

The Funds may dispose of or renegotiate a when-issued or forward commitment. The Funds will normally realize a capital gain or loss in connection with these transactions.

When the Funds purchase securities on a when-issued, delayed-delivery or forward-commitment basis, the Funds will maintain cash, U.S. government securities or other liquid portfolio securities having a value (determined daily) at least equal to the amount of the Funds’ purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities in a notes to financial statements

NEW COVENANT FUNDS
June 30, 2011

segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Dividends and Distributions to Shareholders:  Dividends from net investment income of all Funds are declared and paid quarterly. For all Funds, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by a Fund, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Fund.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent that distributions exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-In
	Gain (Loss)	Income (Loss)	Capital

Growth Fund	$(281,611)	$266,680	$14,931
Income Fund	(1,886,702)	1,886,701	1
Balanced Growth Fund	20,644	(18,454)	(2,190)
Balanced Income Fund	5,687	5,534	(11,221)

Federal Income Taxes:  It is each Fund’s intention to continue to qualify annually as a regulated investment company by complying with the appropriate provisions of sub-chapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income tax has been made.

The Funds have reviewed the tax positions taken on federal income tax returns for each of the three open tax years and as of June 30, 2011, and have determined that no provision for income tax is required in the Funds’ financial statements. Foreign securities held by a Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on tax regulations and rates that exist in the foreign markets in which the Funds invest.

Allocation of Expenses:  Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or some other reasonable method.

3. Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with the Adviser. Under the Agreement, the Adviser is responsible for managing the Funds’ investments as well as furnishing the Funds with certain administrative services. Prior to January 1, 2011, the Growth Fund paid the Adviser a monthly fee at the annual rate of 0.99% of the Growth Fund’s average daily net assets and the Income Fund paid the Adviser a monthly fee at the annual rate of 0.75% of the Income Fund’s average daily net assets. Effective January 1, 2011 the Adviser receives a reduced annual advisory fee of 0.87% for the Growth Fund and 0.65% for the Income Fund. The Adviser does not receive advisory fees for the Balanced Growth and Balanced Income Funds (the “Balanced Funds”). The Adviser has entered into Sub-Advisory Agreements with seven Sub-Advisors to assist in the selection and management of the Growth Fund’s and Income Fund’s investment securities. It is the responsibility of the Sub-Advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each Sub-Adviser a quarterly fee for their services. The Adviser pays the Sub-Adviser’s fee directly from its own advisory fees. The sub-advisory fees are based on the assets of a Fund for which the Sub-Adviser is responsible for making investment decisions.

The following are the Sub-Advisers for the Growth Fund: Baillie Gifford Overseas, Ltd., Santa Barbara Asset Management Inc., Sound Shore Management Inc., TimesSquare Capital Management and Brockhouse & Cooper International, Inc.

The following are the Sub-Advisers for the Income Fund: EARNEST Partners, LLC and Robert W. Baird & Company, Incorporated.

The Trust employs a Chief Compliance Officer (“CCO”) who receives a portion of her compensation from the Trust as approved by the Board of Trustees, as well as reimbursement of out-of-pocket expenses. The CCO is also an employee of the Adviser. For the year ended June 30, 2011, the Growth Fund, the Income Fund, the Balanced Growth Fund, and the Balanced Income Fund were allocated a portion of the CCO’s compensation of $17,687, $10,959, $6,708 and $2,313, respectively.

The Trust is a party to Shareholder Services Agreements pursuant to which each Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the notes to financial statements

NEW COVENANT FUNDS
June 30, 2011

Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Under the terms of the Shareholder Services Agreements, each Fund is authorized to pay monthly an Authorized Service Provider (which until January 1, 2011, could include affiliates of the Funds) a shareholder services fee at the rate of 0.25% on an annual basis of the average daily net assets of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship. From July 1, 2010 through December 31, 2010, the Advisor waived all its investment advisory fees payable to it by the Income Fund to the extent of the amount paid in Shareholder Service fees by the Income Fund to any Affiliated Authorized Service Provider under the Shareholder Services Agreements. From July 1, 2010 through December 31, 2010, the Adviser waived up to 0.17% on an annual basis of the average daily net assets for the Growth Fund, the Balanced Growth Fund and the Balanced Income Fund. Effective January 1, 2011, the Funds no longer paid shareholder servicing fees on assets not held through qualified broker dealers and the Adviser discontinued waiving any of its investment advisory fees.

The Trust has entered into servicing agreements with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the servicing agreements, USBFS provides transfer agency, administrative and fund accounting services to the Funds. Under the terms of the Transfer Agency Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services. Under the Fund Accounting Agreement, USBFS is entitled to a fee computed at an annual rate of 0.02% of the Trust’s average daily net assets for the first $500,000,000, 0.01% for $500,000,001 to $1,000,000,000, and 0.0075% over $1,000,000,000. Under the Administration Agreement, USBFS is entitled to a fee computed at an annual rate of 0.03% of the Trust’s average daily net assets for the first $500,000,000, 0.02% for $500,000,001 to $1,000,000,000, and 0.01% over $1,000,000,000.

The Trust issues shares of the Funds pursuant to a Distribution Agreement with Quasar Distributors, LLC (the “Distributor”), an affiliate of USBFS. The Funds do not pay the Distributor in its capacity as principal distributor.

The Trust has a Custodian Agreement with JPMorgan Chase Bank, N.A.

No officer, trustee or employee of the Trust, USBFS, or any affiliate thereof, except the CCO, receives any compensation from the Funds for serving as a Trustee or officer of the Trust. The Funds reimburse expenses incurred by the Trustees and officers of the Trust in attending Board and Committee meetings.

A summary of each Balanced Fund’s investment in the Growth Fund and Income Fund for the year ended June 30, 2011, is as follows:

	Share Activity
	Balance			Balance	Realized		Value
Fund	June 30, 2010	Purchases	Sales	June 30, 2011	Gain (Loss)	Income	June 30, 2011

Balanced Growth Fund
Growth Fund	5,824,331	137,163	742,034	5,219,460	$(241,247)	$1,252,997	$169,789,037
Income Fund	3,918,252	727,505	344,956	4,300,801	(694,136)	2,485,102	98,273,312
Balanced Income Fund
Growth Fund	1,237,882	64,235	212,690	1,089,427	517,181	259,950	35,439,055
Income Fund	2,289,147	213,903	78,398	2,424,652	(175,493)	1,436,219	55,403,292

4. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2011, were as follows:

	Purchases	Sales
	(excluding	(excluding
	Short-Term	Short-Term
	Investments &	Investments &	Purchases of	Sales of
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
Fund	Securities)	Securities)	Securities	Securities

Growth Fund	$305,151,212	$(387,653,532)	$—	$—
Income Fund	93,940,266	(67,658,097)	191,345,115	(94,293,740)
Balanced Growth Fund	20,091,952	(29,963,130)	—	—
Balanced Income Fund	6,690,964	(8,101,358)	—	—

notes to financial statements

NEW COVENANT FUNDS
June 30, 2011

5. Risk Factors

The performance of a Fund’s investment in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and currency exchange rates. These risks are present because of uncertainty in future exchange rates back into U.S. dollars and possible political instability, which could affect foreign financial markets and local economies. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit. The Funds may purchase securities which are not registered under the Securities Act of 1933 (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as “illiquid securities;” however, any such security will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as “lower-rated securities”) or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risks. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower-rated securities are subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

The Balanced Funds invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management fees and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. Total fees and expenses to be borne by investors in either Balanced Fund will depend on the portion of the Funds’ assets invested in the Growth Fund and in the Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed-income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

6. Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 were as follows:

	Distributions Paid From
	Ordinary		Net Long Term		Total Taxable		Return of		Total Distributions
	Income		Capital Gains		Deductions		Capital		Paid
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

Growth Fund	$5,337,270	$4,672,796	$—	$—	$5,337,270	$4,672,796	$—	$741,060	$5,337,270	$5,413,856

Income Fund	11,860,430	13,775,952	—	—	11,860,430	13,775,952	—	—	11,860,430	13,775,952

Balanced Growth Fund	3,263,544	3,614,274	—	—	3,263,544	3,614,274	2,190	184,366	3,265,734	3,798,640

Balanced Income Fund	1,498,170	1,817,908	—	—	1,498,170	1,817,908	11,222	36,554	1,509,392	1,854,462

notes to financial statements

NEW COVENANT FUNDS
June 30, 2011

7. Federal Income Taxes

As of June 30, 2011, the Funds had available for federal tax purposes unused capital loss carryforwards expiring as follows:

	2012	2013	2014	2015	2016	2017	2018	2019	Total

Growth Fund	$—	$—	$—	$—	$—	$(269,987)	$(88,654,006)	$—	$(88,923,993)
Income Fund	—	—	—	(4,069,083)	(517,116)	(6,784,158)	(56,670,809)	—	(68,041,166)
Balanced Growth Fund	—	—	—	—	—	(764,364)	(8,629,985)	(3,097,518)	(12,491,867)
Balanced Income Fund	(960,990)	(792,155)	—	—	—	(335,058)	(1,962,388)	—	(4,050,591)

During the year ended June 30, 2011, the Growth Fund, the Income Fund and the Balanced Income Fund utilized $61,311,102, $3,195,517 and $266,821 of capital loss carryforwards to reduce the amount of taxable capital gains.

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended June 30, 2011, the Funds deferred to July 1, 2011, post-October losses of:

	Post-October	Post-October
	Capital Losses	Currency Losses

Growth Fund	$—	—
Income Fund	960,120	—
Balanced Growth Fund	2,869,356	—
Balanced Income Fund	—	—

As of June 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Capital and	Appreciation/	Earnings/
	Income	Capital Gains	Earnings	Other Losses	Depreciation*	(Deficit)

Growth Fund	$509,991	$—	$509,991	$(88,869,431)	$127,444,890	$39,085,450

Income Fund	3,225,535	—	3,225,535	(69,001,286)	11,454,653	(54,321,098)

Balanced Growth Fund	—	—	—	(15,361,223)	19,526,510	4,165,287

Balanced Income Fund	—	—	—	(4,050,591)	6,280,271	2,229,680

*	The difference between the book-basis and tax basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, passive foreign investment companies (“PFICs”) and the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

At June 30, 2011, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Growth Fund	$605,122,424	$150,810,664	$(23,365,774)	$127,444,890
Income Fund	441,605,274	14,487,799	(3,033,146)	11,454,653
Balanced Growth Fund	252,024,606	38,656,756	(19,130,246)	19,526,510
Balanced Income Fund	85,875,356	11,391,758	(5,111,487)	6,280,271

8. Subsequent Events

In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events through the date of issuance for potential recognition or disclosure in these financial statements.

notes to financial statements

NEW COVENANT FUNDS
June 30, 2011

9. Related Party Transactions

As of June 30, 2011, New Covenant Trust Company, an affiliate of the Funds, owned 60.40% and 54.07% of the outstanding shares of the Growth and Income Funds, respectively.

10. Accounting Pronouncements

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

     report of independent registered public accounting firm

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
of the New Covenant Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the New Covenant Funds (comprised of New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund, and New Covenant Balanced Income Fund) (collectively the “Funds”), as of June 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the New Covenant Funds at June 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 29, 2011

supplemental data

NEW COVENANT FUNDS
June 30, 2011

Approval of the Continuation of the Investment Advisory and Sub-Advisory Agreements

The current Investment Advisory Agreement with One Compass Advisors (the “Adviser”) for the New Covenant Funds (the “Funds” or the “Trust”), the Sub-Advisory Agreements for the New Covenant Growth Fund (with Baillie Gifford Overseas Ltd., Brockhouse & Cooper International, Inc., Santa Barbara Asset Management, LLC, Sound Shore Management, Inc., and TimesSquare Capital Management, LLC) and the Sub-Advisory Agreements for the New Covenant Income Fund (with Robert W. Baird & Co. Incorporated and EARNEST Partners, LLC) (collectively, the “Agreements”) were most recently re-approved by the Board of Trustees of the Trust on May 15-16, 2011, for a one-year period ending June 30, 2012. Relevant provisions of the Investment Company Act of 1940 (the “1940 Act”) specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is reasonably necessary to allow the Board to properly consider the continuation of the Agreements, and it is the duty of the Adviser and the Sub-Advisers to furnish the Trustees with such information as is responsive to their request. Accordingly, in determining whether to renew the Agreements, the Board of Trustees requested, and the Adviser and the Sub-Advisers provided, information and data relevant to the Board’s consideration. This included materials regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds, including other mutual funds having socially responsible investment (“SRI”) mandates. As part of their deliberations, the Trustees also considered and relied upon the information about the Funds, the Adviser and the Sub-Advisers that had been provided to them throughout the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees discussed the materials prior to the Board meeting as well as in an executive session during the meeting. During this process the Independent Trustees were counseled by their own independent legal counsel (as such term is defined in the rules under the 1940 Act).

Among the factors the Board considered was the overall performance of each Fund and each Sub-Adviser relative to the performance of similar mutual funds in each Fund’s peer group and relative to applicable benchmark indexes on a long-term basis and over shorter periods of time. The Board took note of the fact that the performance results achieved for the Funds were favorable as compared to other SRI funds on both a short-term and on a long-term basis and that the Adviser produced these results in a manner consistent with the stated investment objective and policies of each of the Funds. The Board considered the contribution made by each Sub-Adviser to the short-term and, as relevant, long-term performance. The Board also considered that while the performance of the Income Fund for certain periods reflected performance that trailed the performance of its applicable benchmark index, the Adviser (with Board approval) had taken action in 2008 to replace the former sub-adviser to the Income Fund and retain three new sub-advisers for the Income Fund effective January 1, 2009, and had taken action in the second half of 2010 to terminate the contract with one of these sub-advisers and re-allocate the Income Fund’s portfolio between the two remaining Sub-Advisers. The Board also took note of the long-term relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since their inception.

In connection with its consideration of the continuation of the Agreement with the Adviser, the Board compared the expenses of each of the Funds to the expenses of their peers, based on data compiled by an independent source. The Board noted the range of investment advisory and administrative services provided by the Adviser to the Funds and the nature, extent and quality of these services. The Board also reviewed financial information concerning the Adviser relating to its operation of the Funds, including pro forma financial information based on changes to the fee schedules for the Advisory Agreement and certain Sub-Advisory Agreements, and the termination of the expense limitation agreement for each Fund, that had taken effect since the Board had last conducted its annual review of the Agreements, noting the overall profitability of the relationship with the Funds to the Adviser, both before and after the impact of marketing expenses incurred by the Adviser with respect to the Funds from its own resources, and the financial status of the Adviser as demonstrated by the financial information provided. The Trustees also noted the additional breakpoint to which Brockhouse & Cooper International, Inc. had agreed, to be effective following the meeting, and took into consideration the benefit to the Adviser from reduced sub-advisory fees. In addition, the Board discussed with the Adviser economies of scale that could be realized by the Funds and the impact of potential economies of scale on the fees assessed on the Growth and Income Funds. The Board noted that the Adviser has no other investment advisory clients. The Board noted that affiliates of the Adviser benefit from certain relationship pricing, where assets of the Funds are combined with other assets for purposes of calculating breakpoints. The Trustees considered the services performed by the Trust’s Chief Compliance Officer (who is an employee of the Adviser), particularly in connection with the oversight of the Sub-Advisers; the services provided by the Adviser in managing the Funds’ proxy voting program; and other additional services provided by the Adviser to the Funds, and concluded that the shareholders continue to benefit from these additional services under the Investment Advisory Agreement with the Adviser. The Board also discussed the function of the Adviser’s Social Witness Committee of its board to raise the visibility and importance of the social responsibility aspect of investing the Growth and Income Funds’ portfolios, and the Adviser’s participation on the Mission Responsibility Through Investment Committee of the Presbyterian Church (U.S.A.) Foundation.

In connection with their review of each of the Sub-Advisory Agreements, the Trustees considered, in addition to the performance information discussed above, the Sub-Advisers’ adherence to the Growth and Income Funds’ investment objectives and policies, the Trust’s Chief Compliance Officer’s favorable compliance report on each Sub-Adviser and the fees charged by the Sub-Advisers to other clients as compared to the fees they receive from the Adviser. While the Board considered financial information regarding each Sub-Adviser, it did not consider information as to the profitability of each Sub-Advisory Agreement to the relevant Sub-Adviser in every instance, since the fees payable to the Sub-Advisers had been negotiated at arm’s length and were paid by the Adviser. The supplemental data

NEW COVENANT FUNDS
June 30, 2011

Board members considered the soft dollar practices of certain of the Sub-Advisers to the Growth Fund and they noted that those Sub-Advisers that do engage in soft dollar transactions with respect to portfolio transactions for the Growth Fund do so in a manner that is consistent with industry practice within the mutual fund industry and also consistent with relevant regulatory guidance and that these transactions reflect a small portion of the overall portfolio trading done for the Growth Fund. The Trustees also considered that Brockhouse & Cooper International, Inc. executes all portfolio trades through its affiliated broker/dealer, and that the commissions received were fair and reasonable and the transactions were performed in accordance with applicable regulatory requirements under the 1940 Act relating to the use of affiliated brokers by investment advisers. The Board also noted that Brockhouse & Cooper International, Inc.’s affiliated broker/dealer performed transition management services related to rebalancing of the Growth Fund’s portfolio.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling; rather, the Trustees took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the performance of the Funds, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds as being important elements of their consideration. The Board took particular note of the performance of each Fund compared to that of similar SRI funds. The Board also took particular note of the unique duties that the Adviser undertakes in order to assure that the Funds are invested in a manner that is consistent with the social-witness principles of the Presbyterian Church (U.S.A.). The Board also took into consideration the fact that the Adviser manages the Funds under a “manager of managers” arrangement pursuant to which the Adviser is responsible for the ongoing oversight of the investment program of each of the Sub-Advisers with respect to their management of the Funds, and the Board noted the significant efforts made by the Adviser during the last three years in this regard and determined that the Adviser has continued to successfully implement the “manager of managers” program for the Funds in a manner that has been beneficial to the Funds and their shareholders.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Trustees, including a majority of the Independent Trustees, concluded that the terms of the Advisory Agreement and the Sub-Advisory Agreements, as amended (as applicable), are fair and reasonable in light of the services provided and the Board therefore voted to renew the Agreements for an additional one-year period.

supplemental data

NEW COVENANT FUNDS
June 30, 2011

Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 800-858-6127 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how each Fund voted proxies related to securities held during the most recent 12 month period ended June 30 is (i) available without charge, upon request, by calling 800-858-6127; (ii) on the Funds’ website at http://www.newcovenantfunds.com and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Trust files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-877-835-4531.

Other Federal Income Tax Information (Unaudited)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Growth Fund	100.00%
Income Fund	0.00%
Balanced Growth Fund	38.39%
Balanced Income Fund	17.35%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2011 was as follows:

Growth Fund	100.00%
Income Fund	0.00%
Balanced Growth Fund	38.39%
Balanced Income Fund	17.35%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Growth Fund	0.00%
Income Fund	0.00%
Balanced Growth Fund	0.00%
Balanced Income Fund	0.00%

Additional Fund Information - Hypothetical Cost of Investing

As a shareholder of the New Covenant Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the New Covenant Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 supplemental data

NEW COVENANT FUNDS
June 30, 2011

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/11	6/30/11	1/1/11 - 6/30/11	1/1/11 - 6/30/11

Growth Fund	$1,000.00	$1,053.40	$4.92	0.97%
Income Fund	1,000.00	1,023.10	4.03	0.80%
Balanced Growth Fund	1,000.00	1,041.80	0.71	0.14%
Balanced Income Fund	1,000.00	1,033.40	0.92	0.18%

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each of the New Covenant Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/01/11	6/30/11	1/1/11 - 6/30/11	1/1/11 - 6/30/11

Growth Fund	$1,000.00	$1,020.00	$4.84	0.97%
Income Fund	1,000.00	1,020.81	4.02	0.80%
Balanced Growth Fund	1,000.00	1,024.10	0.71	0.14%
Balanced Income Fund	1,000.00	1,023.89	0.92	0.18%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio (reflecting fee waivers in effect) multiplied by 181/184 (to reflect the one-half year period)
**	Annualized.

trustees and officers

NEW COVENANT FUNDS
June 30, 2011

Trustees and Officers of the New Covenant Funds

				Number of
				Portfolios in	Other
	Position(s)	Length	Term of Office and	Fund Complex	Trusteeships/
	Held With	of Time	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Trust	Served	During Past 5 Years	Trustee	by Trustee

INDEPENDENT TRUSTEES

Gail C. Duree 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 65	Trustee and Chair of the Board	Since inception and since May 2010	Independent Financial Consultant, Montview Boulevard Presbyterian Church Treasurer (1999 to 2009); Alpha Gamma Delta Foundation Board (a philanthropic organization) (2005 to 2011)	4	None

William C. Lauderbach 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 68	Trustee and Vice Chair	August 2005 and since May 2010	Principal, Whitestone, LLC (financial institution consulting firm) (May 2008-present); Executive Vice President and Senior Investment Officer, Chemical Bank and Trust Company, Midland, Michigan (1985 to May 2008)	4	None

Elinor K. Hite 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 69	Trustee	May 2008	Independent Human Resource Consultant (2008 to present); Adjunct Professor, Adler Graduate School (2008 to present); Senior Vice President of Human Resources, YMCA of the USA (2005 to 2008); Director of Human Resources, Jenner & Block LLP (law firm) (1999 to 2005)	4	None

Henry H. Gardiner 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 61	Trustee	May 2008	Retired; National Accounts Manager, SunGard iWORKS, (investment software company) (2000 to 2010)	4	None

David C. Hinks 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 57	Trustee	August 2010	Portfolio Manager, Injured Workers Insurance Fund (an insurance provider) (1992 to present)	4	None

Ellen L. Taylor 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 61	Trustee	August 2010	Managing Director and Editor, Investment Management Institute (2005 to 2009); Managing Editor and News Editor, Global Custodian Magazine (March 2004 to September 2004); Board Member, Investment Sub-Committee, Norwalk Hospital, CT (2008 to present)	4	None

Joy Douglas Strome 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 54	Trustee	August 2010	Pastor, Lake View Presbyterian Church (1996 to present); Moderator, Presbytery of Chicago (2007-2009)	4	None

INTERESTED TRUSTEES

Timothy P. Clark 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 55	President and Trustee	May 2011	Chief Operating Officer, New Covenant Trust Company (2010 to present); Chief Operating Officer, Tri-Star Trust Bank (2000 to 2010); Vice President and Senior Trust Officer, Bank of Alma (1991 to 2000); Citizens Banking Corporation (1978 to 1991).	4	None

Samuel W. McNairy 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 68	Trustee	August 2005	Retired; Deloitte & Touche LLP (audit, tax, consulting, and financial advisory services firm) (1964 to 2001; retired as partner in 2001); Trustee, Presbyterian Church (U.S.A.) Foundation (2005 to 2010)	4	None

trustees and officers (continued)

NEW COVENANT FUNDS
June 30, 2011

Trustees and Officers of the New Covenant Funds (continued)

Number of
				Portfolios in	Other
	Position(s)	Length	Term of Office and	Fund Complex	Trusteeships/
	Held With	of Time	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Trust	Served	During Past 5 Years	Trustee	by Trustee

EXECUTIVE OFFICERS

Joseph L. Heintzman 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 61	Vice President	March 2008	Vice President, Finance, New Covenant Trust Company (2006-Present); Financial Advisor, Merrill Lynch (2005-2006), Senior Vice President & CFO, Hilliard Lyons Inc. (1996-2004)	N/A	N/A

Cathy Benge 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 55	Chief Compliance Officer & Anti-Money Laundering Officer	February 2009	Chief Compliance Officer, Presbyterian Foundation, New Covenant Trust Company, New Covenant Distributor (2009-2011); Compliance Specialist, Presbyterian Foundation (2006-2009); ADM Specialist, New Covenant Trust Company (2005-2006); Project Manager, Humana (2004-2005); Finance Manager, Amatrol (2002-2004)	N/A	N/A

Jason Hadler 777 E. Wisconsin Avenue Milwaukee, WI 53202 Age: 36	Treasurer	May 2011	Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2003-present)	N/A	N/A

Scott Ostrowski 777 E. Wisconsin Avenue Milwaukee, WI 53202 Age: 31	Secretary and Assistant Treasurer	May 2011	Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2006-present)	N/A	N/A

Annual/Semi-Annual Report to Shareholders
These reports include financial statements and information about the portfolio of investments for each Fund. The Trust’s Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the Funds. It has been filed with the Securities and Exchange Commission and is legally considered to be a part of the prospectus. To request a free copy of the current Annual or Semi-Annual Report, SAI, or to request other information about the Funds, you can visit www. NewCovenantFunds.com or write or call:

New Covenant Funds
Box 701
Milwaukee, WI 53201-0701
877-835-4531

Text-only versions of Fund documents can be viewed online or downloaded from the SEC’s EDGAR database at http://www.sec.gov.
You may review and copy the SAI and other information about the Funds by visiting SEC’S Public Reference Room in Washington, D.C. You can obtain information about the Public Reference Room by calling the SEC at 202-551-8090. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

SEC File #

NCF 14-11-04

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
Incorporated by reference to the Registrant’s Form N-CSR filed September 03, 2009.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. William Lauderbach is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit fees” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2011	FYE 6/30/2010

Audit Fees	$87,700	$85,200
Audit-Related Fees
Tax Fees	$22,140	$21,500
All Other Fees
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were as follows:

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	FYE 6/30/2011	FYE 6/30/2010

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010

Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

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(the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 03, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
     (Registrant)   New Covenant Funds

By (Signature and Title)*	/s/ Timothy P. Clark Timothy P. Clark, President
     Date 8/25/2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Timothy P. Clark Timothy P. Clark, President
     Date 8/25/2011

By (Signature and Title)*	/s/ Jason Hadler Jason Hadler, Treasurer
     Date 8/26/2011

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